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                                                                    EXHIBIT 10.6

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                               OPERATING SUBLEASE

                                     BETWEEN

                         PRECISION DYNAMICS CORPORATION

                               AS SUB-SUBLANDLORD

                                       AND

                            GRAYBAR BUILDING COMPANY

                                AS SUB-SUBTENANT

                                  ------------

                           Dated, as of June 1, 1964.

          Affecting Premises on the Westerly side of Lexington Avenue,
                   253 feet 4 inches Northerly of 42nd Street

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     Recorded in the Office of the Register of the City of New York in New York
County on            , 19    in Liber         of Conveyances at Page    .

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                                TABLE OF CONTENTS

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                                                                               PAGE
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                                   ARTICLE 1.

Definitions, Demise and Initial Term ..........................................   1

                                   ARTICLE 2.

Rent ..........................................................................   7

                                   ARTICLE 3.

Payment of Taxes, Assessments, etc. ...........................................  13

                                   ARTICLE 4.

Surrender .....................................................................  19

                                   ARTICLE 5.

Insurance .....................................................................  21

                                   ARTICLE 6.

Sub-sublandlords' Rights to Perform Sub-subtenant's Covenants .................  27

                                   ARTICLE 7.

Repairs and Maintenance of the Property .......................................  29

                                   ARTICLE 8.

Compliance with Laws, Ordinances, etc. ........................................  31

                                   ARTICLE 9.

Changes and Alterations .......................................................  33

                                   ARTICLE 10.

Discharge of Liens ............................................................  37

                                   ARTICLE 11.

Use of Property ...............................................................  38

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ii                              TABLE OF CONTENTS

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                                                                               PAGE
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                                   ARTICLE 12.

Subordination to Prior Leases and Compliance Therewith ........................  39

                                   ARTICLE 13.

Entry on Property by Sub-sublandlord, etc. ....................................  41

                                   ARTICLE 14.

Indemnification of Sub-sublandlord ............................................  43

                                   ARTICLE 15.

Damage or Destruction .........................................................  44

                                   ARTICLE 16.

Condemnation ..................................................................  48

                                   ARTICLE 17.

Vault Space ...................................................................  53

                                   ARTICLE 18.

Mortgages, Assignments, Subleases and Transfers of Sub-subtenant's Interest ...  54

                                   ARTICLE 19.

Conditional Limitations--Default Provisions ...................................  69

                                   ARTICLE 20.

Renewal Privileges ............................................................  77

                                   ARTICLE 21.

Invalidity of Particular Provisions ...........................................  80

                                   ARTICLE 22.

Notices .......................................................................  80
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                                TABLE OF CONTENTS                            iii

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                                                                               PAGE
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                                   ARTICLE 23.

Condition of and Title to Property, Quiet Enjoyment ...........................  81

                                   ARTICLE 24.

Excavation and Shoring ........................................................  82

                                   ARTICLE 25.

Arbitration ...................................................................  83

                                   ARTICLE 26.

Miscellaneous .................................................................  84

SCHEDULES:

   A. Description of Grant of Term ............................................  89

   B. Description of Ground Lease .............................................  90

   C. Description of Mesne Lease ..............................................  91

   D. Description of Operating Lease ..........................................  92
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     THIS LEASE dated as of the 1st day of June, 1964, between PRECISION
DYNAMICS CORPORATION, a New York corporation, having an office, c/o Kahr &
Spitzer & Howard at 405 Park Avenue, New York 22, New York (hereinafter called the "Sub-sublandlord"), and Harry B. Helmsley, d/b/a Graybar Building Company,
with an office at 60 East 42nd Street, New York 17, New York (hereinafter called the "Sub-subtenant");

                              W I T N E S S E T H :

                                    ARTICLE 1

                      DEFINITIONS, DEMISE AND INITIAL TERM

     That for purposes of this lease, unless the context otherwise requires:

               (a) the term "Grant of Term" shall mean the instrument described in Schedule A annexed hereto;

               (b) the term "Ground Lease" shall mean the instrument described in Schedule B annexed hereto;

               (c) the term "Ground Lessor" shall mean the lessor under the Ground Lease, and the term "Ground Lessee" shall mean the lessee under the Ground Lease;

               (d) the term "Ground Rent" shall mean the rental payable under the Ground Lease and therein defined as the "Ground Rental";

               (e) the term "Building" shall have the meaning ascribed thereto in the Ground Lease;

               (f) the term "Demised Premises" shall mean the premises in the Borough of Manhattan, City and State of New York, demised by the Ground Lease, located generally on the westerly side of Lexington Avenue (beginning at a point 253 feet 4 inches northerly of 42nd Street) and known as the Graybar Building and

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                                        2

          by the street address 420 Lexington Avenue, together with any easements and other rights demised or otherwise provided for the benefit of the Ground Lessee under the Ground Lease;

               (g) the term "Mesne Lease" shall mean the instrument described in Schedule C annexed hereto;

               (h) the term "Landlord" shall mean the landlord under the Mesne Lease and the term "Tenant" shall mean the tenant under the Mesne Lease;

               (i) the term "Net Rent" shall mean the net annual rental payable under the Mesne Lease and therein defined as the "net rent";

               (j) the term "Operating Lease" shall mean the instrument described in Schedule D annexed hereto;

               (k) the term "Sublessor" shall mean the landlord under the Operating Lease and the term "Sublessee" shall mean the tenant under the Operating Lease;

               (l) the term "Basic Rent" shall mean the net an-annual fixed rental payable under the Operating Lease and therein defined as the "basic rent" and the term "Overage Rent" shall mean the additional rent based on 1/3 of the annual net income derived by the Sublessee from the leasehold estate created by the Operating Lease payable thereunder and determined as provided in Section 2.02 thereof and therein defined as "overage rent."

               (m) the term "Sub-subtenant" shall mean the sub-subtenant named herein, and from and after any valid assignment of the whole of sub-subtenant's interest in this lease pursuant to the provisions hereof, shall mean only the assignee thereof;

               (n) the term "Sub-sublandlord" shall mean only the sublessee for the time being under the Operating Lease;

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                                        3

               (o) the term "Railroad Company" shall mean the New York Central Railroad Company or its successors or assigns as grantor under the Grant of Term;

               (p) the term "subtenant" shall mean any tenant or licensee of any space in the Demised Premises (other than Ground Lessee, Tenant, Sublessee and Sub-subtenant); the term "sublease" shall mean any lease (other than this lease, the Ground Lease, the Mesne Lease or the Operating Lease) or other agreement for the use and occupancy of any such space; the term "subrent" shall mean any rent or other charge for such use or occupancy under a sublease; the term "existing sublease" shall mean any sublease made before the date of this lease; and the term "future sublease" shall mean any sublease made on or after said date;

               (q) the term "major sublease" shall mean any sub-lease having a remaining unexpired term of six months or more or providing for a fixed subrent at the rate of $25,000 or more per annum during any year of the term thereof. For purposes of this definition, any two or more subleases with the same person, as subtenant, shall be deemed to be a single sublease providing for a fixed subrent at the aggregate rate per annum specified in such leases;

               (r) the term "term of this lease" or words of similar import shall mean the initial term and any renewal term which has become effective;

     That Sub-sublandlord is the Sublessee under the Operating Lease; and

     That Sub-sublandlord, for and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Sub-subtenant, its successors and assigns, to be paid, kept and performed, does hereby demise and lease to Sub-subtenant, and Sub-subtenant does

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hereby take and hire from Sub-sublandlord, the Demised Premises,

     SUBJECT, however, to the following:

               (1) the Grant of Term;

               (2) the Ground Lease;

               (3) the Mesne Lease;

               (4) the Operating Lease;

               (5) state of facts shown on the survey made by George C. Hollerith, dated March 4, 1927, and of J. George Hollerith, dated March 28, 1944 (using lines of plot set forth in record description) drawn and redated to June 1, 1950 by Charles J. Dearing and redated by Earl B. Lovell-S. P. Belcher, Inc., as of September 18, 1953, redated November 10, 1955 by Charles J. Dearing and redated by Charles J. Dearing September 18, 1958, and any additional state of facts which an inspection and more recent accurate survey would show;

               (6) easements granted to the City of New York by instrument recorded in the Office of the Register of the County of New York in Liber 193, Section 5 of Conveyances, page 38, as amended by instrument recorded in said Register's Office in Liber 191, Section 5 of Conveyances, page 478; and restrictive agreement recorded in said Register's Office in Liber 3850 of Conveyances, page 488, as modified by agreements set forth in instruments recorded, respectively, in said Register's Office in Liber 3932 of Conveyances, page 131, and Liber 3983 of Conveyances, page 380;

               (7) Impositions (as defined in Article 3 hereof), accrued or unaccrued, fixed or not fixed;

               (8) revocable nature of any rights, easements, licenses or privileges to use vaults, areas, tunnels, ramps

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          or structures under streets, avenues or sidewalks on which the Demised
          Premises abut;

               (9) consents or grants prior to the date of this lease for the erection of any structures on, under or above said streets or avenues and grants, licenses or consents, if any, with respect to public utility lines and equipment;

               (10) right to maintain elevators from the Newsreel Theatre beneath the Demised Premises, as provided in lease recorded in Liber 3944 of Conveyances, page 417, as modified by instrument recorded in Liber 4407 of Conveyances, page 477;

               (11) existing subleases and the rights of the subtenants thereunder, it being intended that the leasehold estate of Sub-subtenant created by this lease shall be subject and subordinate to the leasehold estates of said subtenants created by said subleases, notwithstanding the provisions of any clause in any such sublease purporting to subordinate such sublease and the rights of the subtenant thereunder to ground or underlying leases, and Sub-sublandlord, subject to the provisions of Section 18.10 of the Mesne Lease, hereby assigns to Sub-subtenant for the term of this lease all its right, title and interest in and to such existing subleases and the rents and profits due or to become due to Sub-sublandlord under the provisions thereof; and Sub-subtenant hereby agrees to perform and comply with all the obligations of the landlord under each and every such sublease;

               (12) building restrictions and regulations in resolution or ordinance adopted by Board of Estimate and Apportionment of the City of New York, on July 25, 1916, and the amendments and additions thereto, now in force;

               (13) present and future zoning laws, ordinances, resolutions and regulations of the City of New York

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          and all present and future ordinances, laws, regulations and orders of all boards, bureaus, commissions and bodies of any municipal, county, state or federal sovereigns now or hereafter having or acquiring jurisdiction of the Demised Premises and the use and improvement thereof;

               (14) revocable nature of the right, if any, to maintain marquees or signs, beyond the building lines;

               (15) the effect of all present and future municipal, state and federal laws, orders and regulations relating to subtenants, their rights and rentals to be charged for the use of the Demised Premises or any portion or portions thereof;

               (16) violations of law, ordinances, orders or requirements that might be disclosed by an examination and inspection or search of the Demised Premises by any federal, state or municipal departments or authority having jurisdiction, as the same may exist on the date of the commencement of the term of this lease;

               (17) the condition and state of repair of the Demised Premises as the same may be on the date of the commencement of the term of this lease;

               (18) any defects of title or encumbrances of record or encroachments, existing at the date of the commencement of the term of this lease;

               (19) Agreement dated as of July 21, 1960, between Grand Central Building Inc., Graybar Building Associates and Graycrat Corp., recorded in said Register's office on August 8, 1960, in Liber 5123 of Conveyances, page 606; and

               (20) Agreement dated February 27, 1958, between Metropolitan Life Insurance Company, Lawrence A. Wien, Webb & Knapp, Inc. and Graysler Corporation,

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                                        7

          recorded in said Register's office on March 11, 1958, in Liber 5032 of Conveyances, page 430.

     TO HAVE AND TO HOLD the same, subject, as aforesaid, unto Sub-subtenant and, subject to the provisions hereof, its successors and assigns, for an initial term commencing on the date hereof, and expiring on May 28, 1976, unless this lease shall sooner terminate as hereinafter provided.

     This lease is made upon the following covenants, agreements, terms, provisions, conditions and limitations, all of which Sub-subtenant covenants and agrees to perform and observe:

                                    ARTICLE 2

                                      RENT

     SECTION 2.01. Sub-subtenant covenants and agrees to pay to Sub-sublandlord, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at Sub-sublandlord's address specified in or furnished pursuant to Section 22.01 hereof, during the aforesaid initial term and any and all renewals thereof, a net rental (hereinafter referred to as the "rent") of Four Hundred Fifty Thousand Dollars ($450,000) annually, in equal monthly installments of Thirty-seven Thousand Five Hundred Dollars ($37,500) each, in advance on the first day of each calendar month, except that the installment of rent due June 1, 1964, has been paid on the execution and delivery of this lease.

     SECTION 2.02. Sub-subtenant shall deposit under the terms of Section 2.05 of the Operating Lease at least one calendar month before same shall become due under the Ground Lease, a sum or sums equal to the Ground Rent as same may be fixed from time to time pursuant to the provisions of the Ground Lease and at the time of making such deposit, or any portion thereof, shall procure and forthwith

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deliver to Sub-sublandlord the receipt of the Escrow Agent provided for in
Section 2.05 of the Operating Lease for the amount so deposited; provided, however, that if Sublessor, pursuant to Section 2.03 of the Operating Lease, shall require Sublessee from time to time to pay the Ground Rent directly to the Ground Lessor on or before the due date thereof, Sub-sublandlord shall give Sub-subtenant prompt notice of such requirement and thereafter Sub-subtenant shall make such payment at least ten days before the due date thereof and shall forthwith furnish to Sublessor and Sub-sublandlord proof reasonably satisfactory to Sublessor and Sub-sublandlord of the payment thereof. To the extent that it shall be permissible under the Ground Lease and the Mesne Lease, Sub-subtenant may, on behalf of and without expense to Sub-sublandlord, participate in any arbitration or other proceeding by which the Ground Rent is fixed.

     SECTION 2.03. Sub-subtenant shall also deposit under the terms of
Section 2.05 of the Operating Lease, at least one calendar month before same shall become due under the Mesne Lease, a sum or sums equal to the Net Rent, as same may be fixed from time to time pursuant to the provisions of the Mesne Lease, and at the time of making such deposit, or any portion thereof, shall procure and forthwith deliver to Sub-sublandlord the receipt of said Escrow Agent for the amount so deposited; provided, however, that if Sublessor, pursuant to Section 2.04 of the Operating Lease, shall require Sublessee from time to time to pay the Net Rent directly to Landlord on or before the due date thereof, Sub-sublandlord shall give Sub-subtenant prompt notice of such requirement and thereafter Sub-subtenant shall make such payment at least ten days before the due date thereof and shall forthwith furnish to Sublessor and Sub-sublandlord proof reasonably satisfactory to Sublessor and Sub-sublandlord of the payment thereof.

     SECTION 2.04. Sub-sublandlord shall forthwith on the execution of this lease, and from time to time thereafter

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                                        9

on the selection of a new Escrow Agent, give irrevocable instructions to said Escrow Agent that Sub-subtenant shall be entitled to the return of all sums deposited after the date of this lease to which the Sublessee shall become entitled under the provisions of Section 2.05 of the Operating Lease in the event of a default by Sublessor as tenant under the Mesne Lease resulting in a termination of the Mesne Lease or in the event of the expiration or sooner termination of the Operating Lease, unless such default or termination shall have resulted directly or indirectly from a default hereunder either by Sub-subtenant or caused by any subtenant. If any of said sums to which Sub-subtenant may become so entitled shall be received by Sub-sublandlord, it shall hold them in trust to pay them over to Sub-subtenant.

     In the event that Sub-sublandlord shall become entitled, under the provisions of Section 2.05 of the Operating Lease, to approve the selection of the Escrow Agent, Sub-sublandlord will not give such approval unless it shall first notify Sub-subtenant of the attorney or attorneys selected as Escrow Agent and Sub-subtenant either gives its approval of such selection or fails to act on such notice within five days after receipt thereof.

     SECTION 2.05. Sub-subtenant shall also pay, as additional rent during the term of this lease, directly to Sublessor on or before the due date thereof, the installments of Basic Rent payable from time to time pursuant to the provisions of the Operating Lease, and shall furnish to Sub-sublandlord a receipt by Sublessor for each such payment, or any partial payment on account thereof, within the grace periods stipulated in Section 19.01(b) hereof.

     SECTION 2.06. Sub-subtenant shall also pay, as additional rent during the term of this lease, Overage Rent as and when the same shall become due and payable, from time to time, pursuant to the provisions of the Operating Lease, such Overage Rent to be computed and determined

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as provided in Section 2.02 of the Operating Lease with the same force and with like effect as if this lease were not in existence but as if the "annual net income" referred to in said Section 2.02 were based on the gross income for any calendar year derived by Sub-subtenant from the leasehold estate created by this lease. Payment of such Overage Rent shall be made directly to Sublessor, except that after a payment of Overage Rent has been so made to Sublessor (unless otherwise provided in Section 2.11 hereof), one-twelfth of such payment shall be deposited in escrow on the first day of each of the next twelve succeeding months to be held for application to the Overage Rent, if any, which shall next become due and payable. Such deposits shall be made with Sub-sublandlord, unless Sub-subtenant shall elect that they shall be made with a bank or trust company selected by Sub-subtenant whose fees and charges shall be paid by Sub-subtenant. If there shall be no Overage Rent due at the end of any such twelve months period, the amounts on deposit shall be refunded to Sub-subtenant and Sub-subtenant shall not be required to make such deposits for the following year. Promptly after making payment of Overage Rent, the party making the same shall submit reasonably satisfactory proof of such payment to the other party, or in the case of payment by such bank or trust company, to both parties hereto. Sub-subtenant shall furnish to Sub-sublandlord such financial statements as are required under Section 2.02 of the Operating Lease.

     SECTION 2.07. It is the purpose and intent of Sub-sublandlord and Sub-subtenant that the rent shall be net to Sub-sublandlord, so that this lease shall yield, net, to Sub-sublandlord the rent specified in Section 2.01 hereof in each year during the initial term of this lease and any and all renewals thereof, and that all costs, expenses and charges of every kind and nature relating to the Demised Premises (except the taxes of Landlord, Sublessor and Sub-sublandlord referred to in Section 3.03 of Article 3

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hereof and any payments on account of interest or principal under any mortgage or deed of trust which shall be a lien on the fee of the premises of which the Demised Premises are a part, or on the estate created by the Grant of Term, on the leasehold estate created by the Ground Lease, on the leasehold estate created by the Mesne Lease or on the leasehold estate created by the Operating Lease), which may arise or become due during or out of the term of this lease shall be paid by Sub-subtenant, and that Sub-sublandlord shall be indemnified and saved harmless by Sub-subtenant from and against the same.

     SECTION 2.08. The rent, Basic Rent, Overage Rent, Net Rent and Ground Rent shall be paid or deposited without notice or demand and without abatement, deduction or setoff, except as otherwise expressly provided in this lease.

     SECTION 2.09. All sums (other than the rent, but including Basic Rent, Overage Rent, Net Rent and Ground Rent) which may be or become due and payable or are to be deposited by Sub-subtenant pursuant to any provision of this lease shall be deemed to be additional rent hereunder and, except as in this lease otherwise expressly provided, shall be paid or deposited without notice or demand and without abatement, deduction or set-off, and, upon the failure of Sub-subtenant to pay or deposit any such sums, then, at the option of Sub-sublandlord, the same may be added to any installment of rent then due or thereafter becoming due; and Sub-sublandlord shall have the same rights and remedies in the event of the non-payment or non-deposit thereof by Sub-subtenant as in the case of default in the payment of rent.

     SECTION 2.10. All of the subrents, income, issues and profits collected by Sub-subtenant from the Demised Premises shall be deposited in a separate bank account in a bank or trust company selected by Sub-subtenant, and shall be deemed trust funds to be applied, except as provided in Section 2.11 hereof, to the payment of all of the obligations

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                                       12

of Sub-subtenant accruing under the terms of this lease during the then current calendar year, including the Overage Rent for such calendar year. The balance, if any, of monies so deposited during each such calendar year may not be withdrawn by Sub-subtenant for its own use, except as otherwise provided in
Section 2.11 hereof, until the time of furnishing the financial statements under
Section 2.06 for such calendar year.

     Each payment or bonus paid to Sub-subtenant in consideration of the modification, cancellation or termination of any sublease, shall be deposited in the aforesaid account and shall be applied as provided in the preceding paragraph until the earlier of (i) the date of expiration of the sublease in question, or (ii) the date on which the space covered thereby shall have been relet to one or more subtenants having financial standing, in the aggregate, equal to or greater than the financial standing of the subtenant under the cancelled or terminated sublease, at a subrent or subrents aggregating not less than the subrent payable under the cancelled or terminated sublease, when the amount so deposited or the unapplied balance thereof may be withdrawn by Sub-subtenant for its own use, provided there shall then be no existing Event of Default.

     SECTION 2.11. In the calendar year 1964 and in subsequent calendar years, if Sub-subtenant shall not desire to make monthly deposits on account of Overage Rent as provided in Section 2.06 hereof or shall desire to withdraw monies deposited under Section 2.10 at more frequent intervals than therein provided, Sub-subtenant may submit to Sub-sublandlord not more than 90 days after the end of each calendar month, monthly statements of net income prepared in accordance with the provisions of Section 2.02 of the Operating Lease, showing, on a cumulative basis for such calendar year, the estimated Overage Rent accrued during the month or months covered by such statement (the "minimum net income" as such term is defined in said Section 2.02 to be prorated according

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                                       13

to the number of months covered by each such statement). If any such statement shall disclose that after paying all rent, additional rent and other charges hereunder, together with the expenses of operation, due and payable during the period covered by such statement, there shall remain on deposit in the separate bank account provided for in Section 2.10 hereof in excess of an amount sufficient to cover the estimated Overage Rent shown as accrued by said statement, Sub-subtenant may withdraw the excess for its own use and shall not be required to make the deposits required under Section 2.06 hereof. If Sub-sublandlord shall dispute any computation made in any such monthly statement, there shall be no such withdrawal by Sub-subtenant until such dispute shall be settled, either by agreement or by arbitration pursuant to Article 25 hereof; it being the intent of this provision that at all times the trust funds held under Section 2.06 shall not be invaded if the ability of Sub-subtenant to make the payments therefrom required hereunder shall be jeopardized.

     SECTION 2.12. Upon request by Sub-sublandlord, all payments or deposits of Basic Rent, Net Rent, Overage Rent, Ground Rent or tax deposits required to be made by Sub-subtenant pursuant to Sections 2.02, 2.03, 2.05, 2.06 and 3.02 hereof shall be made by Sub-subtenant directly to Sub-sublandlord, who shall receive such payments or deposits as a trust fund, and shall apply them to the payments or deposits required under said sections. In such event Sub-sublandlord shall deliver to Sub-subtenant copies of the receipts or acknowledgments which Sub-subtenant would be required to deliver to Sub-sublandlord under said sections.

                                    ARTICLE 3

                       PAYMENT OF TAXES, ASSESSMENTS, ETC.

     SECTION 3.01. Subject to the provisions of Sections 3.03 and 3.05 hereof, Sub-subtenant shall pay or deposit, at the times and in the manner specified in
Section 3.02 of the

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Operating Lease all amounts payable by Tenant pursuant to Section 3.01 of the
Mesne Lease in respect of taxes, charges, assessments and water and sewer rents; and Sub-subtenant shall also pay before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, any and all other taxes, assessments, rents, rates, charges for public utilities, excises, levies, vault and all other license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever, which at any time prior to or during the term of this lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on, the Demised Premises or any part thereof or any appurtenance thereto, the income received from subtenants, any use or occupation of the Demised Premises, and such franchises as may be appurtenant to the use of the Demised Premises, this transaction or any document to which Sub-subtenant is a party creating or transferring an interest or estate in the Demised Premises, and any document heretofore executed and delivered creating or transferring the interest of Landlord, Sublessor or Sub-sublandlord in the Demised Premises (all such taxes, assessments, rents, rates, excises, levies, fees and other charges being hereinafter referred to as "Impositions", and any of the same being hereinafter referred to as an "Imposition").

     SECTION 3.02. All Impositions payable by Sub-subtenant hereunder, other than real estate taxes, shall be paid by Sub-subtenant (a) to Sublessor at least fifteen days before the date on which the same shall become payable by Sub-lessor to Landlord pursuant to Article 3 of the Mesne Lease, or (b) if permitted by the Mesne Lease, directly to the governmental authority to which said Imposition is payable, on or before the last day on which the same may be paid without penalty.

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                                       15

     Sub-subtenant's obligations with respect to the payment of real estate taxes shall be discharged in the following manner: On the 1st day of each month Sub-subtenant shall deposit with the Escrow Agent provided for in Section 2.05 of the Operating Lease a sum equal to one-twelfth of that portion of the real estate taxes for the then current tax year which is required to be paid pursuant to the Mesne Lease or, in the event that the amount of such real estate taxes shall not then have been fixed, such deposit shall be based upon real estate taxes for the preceding tax year, all as required by Section 3.02 of the Operating Lease. At the time of making any such deposit, Sub-subtenant shall procure and forthwith deliver to Sub-sublandlord the receipt of said Escrow Agent for the amount deposited. Sub-sublandlord will furnish to Sub-subtenant, promptly after receipt thereof, the proof of payment of the portion of real estate taxes payable under Article 3 of the Mesne Lease furnished to Sub-sublandlord by the Escrow Agent. In the event that the accumulated monthly deposits shall be insufficient to pay any portion of such real estate taxes under the Mesne Lease at least thirty days prior to the date when the same shall become due and payable thereunder, Sub-subtenant shall, immediately upon demand by Sub-sublandlord, deposit with the Escrow Agent an additional sum which, when added to such accumulated deposits, shall be sufficient to pay such real estate taxes. Any excess of such deposits in the hands of the Escrow Agent immediately after such payment under the Mesne Lease shall be credited on account of the next monthly deposit.

     SECTION 3.03. Nothing herein contained shall require Sub-subtenant to pay income or gross receipts taxes or corporation franchise or excess profits taxes or estate, inheritance, succession or transfer taxes or capital levies assessed against or imposed upon Landlord, Sublessor or Sub-sublandlord; provided, however, that if at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so as to cause the whole or any part of the taxes, assessments, levies, impositions or charges now or hereafter levied, assessed or imposed on real estate and the improvements thereon to be levied, assessed and imposed wholly or partially on the rents received therefrom, or to be measured by or based, in whole or in part, upon the Demised Premises and imposed upon Landlord, Sublessor or Sub-sublandlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof so levied, assessed, imposed, measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, to the extent that such Impositions would be payable if the leasehold estates in the Demised Premises created by the Ground Lease, the Mesne Lease and the Operating Lease were the only property of Landlord, Sublessor and Sub-sublandlord, respectively, subject to such Impositions, and Sub-subtenant shall pay and discharge the same as herein provided in respect of the payment of Impositions.

     Nothing herein shall require Sub-subtenant to pay any portion of the Impositions in respect of the Demised Premises which shall be payable by the Ground Lessor except to the extent that Sublessor, as Tenant under the Mesne Lease, shall be obligated to pay, or reimburse the Landlord thereunder for the payment of, the same.

     SECTION 3.04. If Sublessor, pursuant to Section 3.04 of the Operating Lease, shall require Sublessee, from time to time, in lieu of making monthly deposits pursuant to Section 3.02 of the Operating Lease, to pay directly to the Ground Lessor on or before the due date thereof all amounts payable to Ground Lessor in respect of Impositions pursuant to Paragraph First of the Ground Lease, Sub-sublandlord shall give Sub-subtenant prompt notice of such requirement and thereafter Sub-subtenant will make like monthly deposits with Sub-sublandlord, or with a bank or trust company selected by Sub-sublandlord and whose fees and charges shall be paid by Sub-subtenant. Such deposits shall be applied to the making of such payments and Sublessor and Sub-subtenant (and also Sub-sublandlord if it shall not have been the recipient of such deposits) promptly after payment thereof, shall be furnished with receipts for all Impositions so paid pursuant to this Article to persons other than Sublessor. Sub-sublandlord will deliver to Sub-subtenant copies of any bills or notices received by Sub-sublandlord with respect to any Impositions payable by Sub-subtenant. To the extent that same is permissible under the Ground Lease, the Mesne Lease and the Operating Lease, Sub-subtenant may, at its sole cost and expense, participate on behalf of Sub-sublandlord in any arbitration proceeding held pursuant to Paragraph First of the Ground Lease for the purpose of determining the proportion of any Imposition payable by the Ground Lessor, and the portion thereof payable by the Ground Lessee.

     SECTION 3.05. Sub-subtenant shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith and (if payment of such Imposition would operate as a bar to such contest or interfere materially with the prosecution thereof) may postpone or defer payment of such Imposition, provided that

               (a) neither the Demised Premises nor any part thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost,

               (b) such contest (if in respect of any Imposition payable under the Mesne Lease) shall be permitted by the Mesne Lease and Sub-subtenant shall furnish all security and indemnities as are required under the Mesne Lease to be furnished by Tenant under such circumstances,

               (c) such postponement or deferment (if in respect of any Imposition payable under the Mesne Lease) will entitle Sublessor, as Tenant, to a corresponding postponement or deferment under the Mesne Lease, and

               (d) in case of any such postponement or deferment, Sub-subtenant shall have deposited with Sublessor the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the Demised Premises or any part thereof in such proceedings, or shall have furnished to Sublessor security reasonably satisfactory to Sublessor sufficient to cover said amount, interest, penalties and charges.

     Upon the termination of any such proceedings, Sub-subtenant shall pay the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith, and, upon such payment, Sub-sublandlord shall return, without interest, any amount deposited with Sub-lessor and returned by it to Sub-sublandlord with respect to such Imposition as aforesaid, or, at the written request of Sub-subtenant, Sub-sublandlord shall cause Sublessor to make available to Sub-subtenant, upon such reasonable conditions as Sublessor may prescribe, the amount of such deposit for the making of such payment as aforesaid. If, at any time during the continuance of such proceedings, Sublessor shall deem any amount deposited as aforesaid insufficient, Sub-subtenant shall, upon demand by Sub-sublandlord, make an additional deposit, as aforesaid, of such additional sum as Sublessor may request of Sub-sublandlord, and upon failure of Sub-subtenant so to do, the amount theretofore deposited may be applied by Sublessor to the payment, removal and discharge of such Imposition, and the interest and penalties in connection therewith and any costs, fees or other liability accruing in any such proceedings, and the balance, if any, returned to Sub-sublandlord shall be turned over to Sub-subtenant.

     SECTION 3.06. Sub-sublandlord shall not be required to join in any proceedings referred to in Section 3.05 hereof unless the Mesne Lease or the Operating Lease or the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Sub-sublandlord, in which event Sub-sublandlord shall join in such proceedings or permit the same to be brought in its name. Sub-sublandlord shall not ultimately be subjected to any liability for the payment of any costs or expenses in connection with any such proceeding, and Sub-subtenant shall indemnify and save harmless Sub-sublandlord from any such costs and expenses. Sub-subtenant, if not in default hereunder, shall be entitled to any refund of any Imposition and penalties or interest thereon received by Sub-sublandlord, either directly or from Sublessor, which have been paid by Sub-subtenant, or which have been paid by Sub-sublandlord but previously reimbursed in full by Sub-subtenant, and which, in either event, shall not be payable to the Ground Lessor.

     SECTION 3.07. Sub-sublandlord will promptly deliver to Sub-subtenant any bill that may have been rendered to Sub-sublandlord with respect to Impositions and the portion thereof payable by Sub-subtenant pursuant hereto.

                                    ARTICLE 4

                                    SURRENDER

     SECTION 4.01. On the last day of the term hereof or upon any earlier termination of this lease, or upon any re-entry by Sub-sublandlord upon the Demised Premises pursuant to Article 19 hereof, Sub-subtenant shall surrender the Demised Premises, together with all fixtures and articles of personal property attached to or used in the operation thereof, into the possession and use of Sub-sublandlord without delay and, subject to the provisions of
Section 15.03 hereof, in good order, condition and repair, reasonable wear and tear excepted, free and clear of all lettings and occupancies other than subleases permitted by this lease and any existing subleases and free and clear of all liens and encumbrances other than those, if any, permitted by this lease or created or consented to by Sub-sublandlord.

     SECTION 4.02. Where furnished by or at the expense of any subtenant, furniture, trade fixtures and business equipment (not constituting part of the Demised Premises) may be removed by such subtenant at or prior to the termination of its sublease, provided, however, that the removal thereof will not contravene the provisions of the Ground Lease, the Mesne Lease or the Operating Lease and that Sub-subtenant shall with due diligence, and without expense to Sub-sublandlord, cause the Building to be promptly restored to its condition prior to such removal and cause any injury due to such removal to be promptly repaired.

     SECTION 4.03. Any personal property of Sub-subtenant or any subtenant which shall remain in the Building after the termination of this lease or any sublease and the removal of Sub-subtenant or such subtenant from the Building, may, at the option of Sub-sublandlord be deemed to have been abandoned by Sub-subtenant or such subtenant and either may be retained by Sub-sublandlord as its property or be disposed of, without accountability, in such manner as Sub-sublandlord may see fit.

     SECTION 4.04. Sub-sublandlord shall not be responsible for any loss or damage occurring to any property owned by Sub-subtenant or any subtenant.

     SECTION 4.05. The provisions of this Article 4 shall survive any termination of this lease.

                                    ARTICLE 5

                                    INSURANCE

     SECTION 5.01. Sub-subtenant, at its sole cost and expense, shall keep the Building insured, during the term of this lease, against loss or damage by fire, lightning, wind-storm, hail, explosion, riot and civil commotion, aircraft and vehicles and smoke, and all other available extended coverage (with provisions for deduction of not more than $50) in an amount which is not less than 100% of the replacement value of the Building, without any deduction being made for depreciation, to the extent such insurance is available. Such replacement value shall be determined from time to time, but not more frequently than once in any 24 consecutive calendar months, at the request of Sub-sublandlord, by one of the insurers or, at the option of Sub-sublandlord by an appraiser, architect or contractor who shall be reasonably acceptable to Landlord, Sublessor, Sub-sublandlord and Sub-subtenant. No omission on the part of Sub-sublandlord to request any such determination shall relieve Sub-subtenant of its obligation hereunder.

     SECTION 5.02. Sub-subtenant, at its sole cost and expense, shall maintain:

               (a) comprehensive general public liability insurance against claims for bodily injury, death or property damage, occurring thereon, in or about the Demised Premises or the elevators or any escalator therein and on, in or about the adjoining streets, property and passageways, such insurance to afford minimum protection, during the term of this lease, of not less than $500,000 in respect of bodily injury or death to any one person, and of not less than $2,000,000 in respect of any one accident, and of not less than $100,000 for property damage;

               (b) boiler insurance, provided the Building contains a boiler, and, if requested by Sublessor, plate glass insurance;

               (c) war risk insurance upon the Building as and when such insurance is obtainable from the United States of America, or any agency or instrumentality thereof, in an amount equal to the lesser of the full replacement value thereof or the maximum amount of such insurance obtainable;

               (d) rent insurance against loss of rent due to the risks referred to in Section 5.01 hereof (including those embraced by available extended coverage) in an amount sufficient to prevent Sub-sublandlord (and Sub-subtenant, if named as an insured) from being a co-insurer within the terms of the policy or policies in question, but in any event in an amount not less than the rent, Basic Rent, Net Rent, Ground Rent and all estimated Overage Rent and other additional rent hereunder, for eighteen months; and in the even that the Building shall be destroyed or seriously damaged, Sub-subtenant shall cause to be deposited with Sublessor so much of the proceeds of such insurance as shall equal the Basic Rent, Net Rent and other additional rent under the Operating Lease for one year and shall deposit the balance of such proceeds with Sub-sublandlord for application to the payment of the rent hereunder. Sublessor may deposit with Landlord, out of the insurance proceeds so deposited with Sublessor, the amount required to be deposited by Sublessor, as Tenant, under Section 5.02(d) of the Mesne Lease, to be held and applied by Landlord in the manner therein provided, and the balance of such proceeds less such amount as shall be necessary, with the portion of said proceeds theretofore deposited with Sub-sublandlord, to equal the rent payable for a period of twelve months (which amount shall be paid to and held and applied by Sub-sublandlord as herein provided), shall be held and applied by Sublessor on account of the payment of such Basic Rent and additional rent under the Operating Lease until the restoration of the Building, at which time, provided Sub-subtenant is not then in default, the balance, if any, of such deposit, returned by Sublessor to Sublessee and any unapplied sums retained by Sub-sublandlord shall be returned to Sub-subtenant; and

               (e) such other insurance, and in such amounts, as may from time to time be reasonably required by Sub-sublandlord against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of building, its construction, use and occupancy.

     Sub-subtenant shall not violate or permit to be violated any of the conditions or provisions of any policy provided for in Sections 5.01 or 5.02 hereof and Sub-subtenant shall so perform and satisfy the requirements of the companies writing such policies that at all times companies of good standing satisfactory to Sub-sublandlord shall be willing to write and/or to continue such insurance.

     SECTION 5.03. Sub-subtenant may effect for its own account any insurance not required under the provisions of this lease, but any insurance effected by Sub-subtenant on the Building, whether or not required under this Article 5, shall be for the benefit of Landlord, Sublessor, Sub-sublandlord and Sub-subtenant, and, if required by Sublessor, any leasehold mortgagee of the Mesne Lease, and, if required by Sub-sublandlord, any leasehold mortgagee of the Operating Lease, and shall be subject to all other provisions of this Article 5 and of Article 15 hereof. Sub-subtenant shall promptly and notify Sub-sublandlord of the issuance of any such insurance.

     SECTION 5.04. All insurance provided for in this Article 5 shall be effected under valid and enforceable policies issued by insurers of recognized responsibility which are licensed to do business in the State of New York, are well rated by national rating organizations, and have been approved in writing by Landlord, by Sublessor and by Sub-sublandlord (such approval not to be unreasonably withheld) and, in the case of insurance provided for in Section
5.01 hereof, by the Ground Lessor. Upon the execution of this lease, and thereafter not less than twenty days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article 5 or Article 9 hereof, originals of the policies, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord, to Sublessor and to Sub-sublandlord of such payment, shall be delivered by Sub-subtenant to Sub-sublandlord. Said policies shall be held by Sub-sublandlord, or at its option, may be delivered to and deposited with the Landlord, the Ground Lessor or Sub-lessor. Upon request by Sub-sublandlord, Sub-subtenant shall furnish one or more duplicate copies of any policy.

     If permitted by Landlord under the Mesne Lease, any insurance provided for in this Article 5 may be effected by a policy or policies of blanket insurance, provided however that either (a) any such policy or policies of blanket insurance shall specify therein, or (b) Sub-subtenant shall furnish Sub-sublandlord with a written statement from the insurers under such policy or policies specifying, the amount of the total insurance allocated to the Demised Premises; and provided further, that in all other respects, any such policy or policies shall comply with the other provisions of this lease.

     SECTION 5.05. All policies of insurance provided for in Sections 5.01 and
5.02 hereof shall name Landlord, Sublessor, Sub-sublandlord and (in the case of those provided for in Section 5.01) the Ground Lessor, as the insureds, as their respective interests may appear. Subject to the provisions of the Ground Lease, such policies may also name Sub-subtenant as an insured, as its interest may appear, and may be made payable, subject to the provisions of this lease, to any leasehold mortgagee of this lease, the Mesne Lease or the Operating Lease, as their interests may appear, pursuant to a standard mortgagee clause. The loss, if any, under any policies provided for in such Section 5.01 and in paragraphs (c) and (e) of Section 5.02 shall be adjusted with the insurance companies by (a) Sub-subtenant, in the case of any particular casualty resulting in damage or destruction not exceeding $100,000 in the aggregate, or (b) Landlord, Sublessor, Sub-sublandlord, Sub-subtenant, and any leasehold mortgagee of this lease, the Mesne Lease or the Operating Lease, in the case of any particular casualty resulting in damage or destruction exceeding $100,000 but not exceeding $250,000 in the aggregate, or (c) by Landlord and (to the extent required or permitted by the Ground Lease and the Mesne Lease) by the Ground Lessor, Sublessor, Sub-sublandlord, Sub-subtenant, and/or any leasehold mortgagee of this lease, the Mesne Lease and/or the Operating Lease, as their respective interests may appear in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate. The proceeds of any such insurance, as so adjusted, shall be payable:

               (i) to Sub-subtenant, in the case of any particular casualty resulting in damage or destruction not exceeding $100,000 in the aggregate, or

               (ii) to Landlord (or, at Sublessor's election, to an insurance trustee which shall be a bank or trust company which is a member of the New York Clearing House Association, selected by Sublessor as provided in Section 5.05 of the Operating Lease, and whose charges shall be paid by Sub-subtenant), for the purposes set forth in Article 15, in the case of any particular casualty resulting in damage or destruction exceeding $100,000, but not exceeding $250,000, in the aggregate, or

               (iii) in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate, either (A) to the insurance trustee designated pursuant to Paragraph Seventh of the Ground Lease in the case of proceeds of insurance provided for in
          Section 5.01 hereof or (B) to Landlord (or, at Sublessor's election, to an insurance trustee selected as provided in clause (iii) of
          Section 5.05 of the Operating Lease), for the purposes set forth in
          Article 15 hereof, in the case of proceeds of insurance provided for in Section 5.02 hereof.

All such policies shall provide that the loss, if any, thereunder shall be adjusted and paid as hereinabove provided. Each such policy shall contain (if obtainable) a provision that no act or omission of Sub-subtenant shall affect or limit the obligation of the insurance company to pay to Landlord, Sublessor and Sub-sublandlord the amount of any loss sustained and an agreement by the insurer that such policy shall not be cancelled without at least ten days' prior written notice to Landlord, Sublessor, Sub-sublandlord and (in the case of policies provided for in Section 5.01) the Ground Lessor.

     SECTION 5.06. If, at any time during the term of this lease, Sub-sublandlord shall request that the amount of liability insurance provided by Sub-subtenant, as required by Section 5.02 hereof and paragraph (g) of Section
9.01 hereof, be increased on the ground that such coverage is inadequate properly to protect the interest of Sub-sublandlord, or if Sub-sublandlord shall require other insurance pursuant to the provisions of paragraph (e) of Section
5.02 hereof and Sub-subtenant shall refuse to comply with any such request or requirement, the dispute shall be submitted to arbitration as provided in Article 25 hereof. Sub-subtenant shall thereafter carry the amount, and such kind, of insurance as determined by such arbitration to be adequate and required, but in no event shall the amount of public liability insurance be less than the amounts specified in Section 5.02 hereof and in paragraph (g) of Section 9.01 hereof.

     SECTION 5.07. Upon the expiration of this lease, the unearned premiums upon any transferable insurance policies lodged with Sub-sublandlord by Sub-subtenant shall be apportioned, if Sub-subtenant shall not then be in default in the performance of any of Sub-subtenant's covenants, agreements and undertakings in this lease.

     SECTION 5.08. Upon request of Sub-Subtenant, Sub-sublandlord will request Sublessor to designate an insurance trustee as provided in Section 5.05 of the Operating Lease and will also request that Sublessor select as such insurance trustee such bank or trust company which is a member of the New York Clearing House Association as shall be specified by Sub-sublandlord in such request.

                                    ARTICLE 6

               SUB-SUBLANDLORD'S RIGHTS TO PERFORM SUB-SUBTENANT'S
                                    COVENANTS

     SECTION 6.01 If Sub-subtenant shall at any time fail to pay any Imposition in accordance with the provisions of Article 3 hereof, or to pay for or maintain any of the insurance policies provided for in Article 5 hereof, or to make any other payment or perform any other act on its part to be made or performed hereunder, then Sub-sublandlord, after ten days' notice to Sub-subtenant (or, if necessary to avoid a default under the Mesne Lease after five days' notice, or, in case of any emergency, on such notice, or without notice, as may be reasonable under the circumstances) and without waiving, or releasing Sub-subtenant from, any obligation of Sub-subtenant hereunder, may (but shall not be required to):

               (a) pay any Imposition payable by Sub-subtenant pursuant to the provisions of Article 3 hereof, or

               (b) pay for and maintain any of the insurance policies provided for in Article 5 hereof, or

               (c) make any other payment or perform any other act on Sub-subtenant's part to be made or performed as in this lease provided,

and may enter upon the Demised Premises for the purpose and take all such action thereon as may be necessary therefor.

     SECTION 6.02. All sums so paid by Sub-sublandlord and all costs and expenses incurred by Sub-sublandlord in connection with the performance of any such act (together with interest thereon at the rate of 6% per annum from the respective dates of Sub-sublandlord's making of each such payment or incurring of each such cost and expense) shall constitute additional rent payable by Sub-subtenant under this lease and shall be paid by Sub-subtenant to Sub-sublandlord on demand, and Sub-sublandlord shall not be limited in the proof of any damages which Sub-sublandlord may claim against Sub-subtenant arising out of or by reason of Sub-subtenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Sub-subtenant and which would have been payable upon such insurance, but Sub-sublandlord shall also be entitled to recover as damages for such breach, the uninsured amount of any loss (to the extent of any deficiency in the insurance required by the provisions of this lease), damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Demised

Premises, occurring during any period when Sub-subtenant shall have failed or neglected to provide insurance as aforesaid. However, any amount so recovered by the Sub-sublandlord for damages to the Demised Premises shall be subject to the provisions of Article 15 hereof.

                                    ARTICLE 7

                     REPAIRS AND MAINTENANCE OF THE PROPERTY

     SECTION 7.01. During the term of this lease, Sub-subtenant, at its sole cost and expense, will take good care of the Building (including the fixtures and facilities therein), and the sidewalks, driveways and curbs adjoining the Building and will maintain and keep the same in good order and condition, and make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, and foreseen and unforeseen, unless prohibited by the Ground Lease and not consented to by Ground Lessor. When used in this Article 7, the term "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Sub-subtenant shall be equal in quality and class to the original work. Nothing in this Section contained shall obligate Sub-subtenant to repair any portion of the Building excepted from the Demised Premises if and to the extent that the Ground Lessor is obligated under the Ground Lease to make such repairs at its own cost and expense without reimbursement from Landlord as Ground Lessee.

     SECTION 7.02. The necessity for and adequacy of repairs to the Building pursuant to Section 7.01 hereof shall be measured by the standard which is appropriate for buildings of similar construction and class, provided that Sub-subtenant shall in any event make all repairs required to be made by the Sublessee under the Operating Lease.

     SECTION 7.03. Sub-subtenant shall maintain all portions of the Building and the adjacent sidewalks, driveways and curbs in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions; provided, however, that Sub-subtenant shall not be responsible for the maintenance, lighting, cleaning and policing of the passageway extending from Lexington Avenue to the Grand Central Terminal building, but Sub-subtenant shall pay to Sublessor (or, on Sublessor's written request, to the Railroad Company), promptly upon rendition of bills therefor, the portion of the expense of such maintenance, lighting, cleaning and policing which Sublessor is required to pay as Tenant under the Mesne Lease.

     SECTION 7.04. Sub-sublandlord shall not be required to furnish any services or facilities, or to make any repairs or alterations, in or to the Building, Sub-subtenant hereby assumes full responsibility for the condition, operation, repair, replacement, maintenance and management of the Building except to the extent that (in the case of portions thereof excepted from the Demised Premises) the Ground Lessor is responsible therefor under the Ground Lease. Sub-subtenant is and shall be in exclusive control and possession of the Demised Premises as provided herein, and Sub-sublandlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on or about the Demised Premises, nor for any injury or damage to the Demised Premises, nor to any property of Sub-subtenant, or of any other person contained therein. The provisions hereof permitting Sub-Sublandlord to enter and inspect the Demised Premises are made for the purpose of enabling Sub-sublandlord to be informed as to whether Sub-subtenant is complying with the agreements, terms, covenants and conditions hereof, and to do such acts as Sub-subtenant shall fail to do.

     SECTION 7.05. During the initial term of this lease, Sub-subtenant shall, upon written request of Landlord, appoint from a list submitted by Landlord of at least four real estate firms specializing in the management and operation of high grade office buildings in the Borough of Manhattan, one such firm to act as its agent in the management of the Demised Premises. After any such appointment of an agent, upon thirty days' notice from Landlord, Sub-subtenant shall replace any such agent by appointment of another from a list of at least six such firms submitted by Landlord. Sub-subtenant may at any time substitute or replace such appointed agent with any other agent selected from the last-furnished list.

                                    ARTICLE 8

                     COMPLIANCE WITH LAWS, ORDINANCES, ETC.

     SECTION 8.01. During the term of this lease, Sub-subtenant, at its sole cost and expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Demised Premises and the sidewalks, curbs and vaults adjoining the Demised Premises or to the use or manner of use of the Demised Premises or the owners, tenants or occupants thereof, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets adjacent to the Demised Premises, or onto or over other property contiguous or adjacent thereto.

     SECTION 8.02. Sub-subtenant shall have the right to contest by appropriate proceedings diligently conducted in good faith, in the name of Landlord, Sublessor, Sub-sublandlord, or any of them, without cost or expense to Landlord, Sublessor or Sub-sublandlord, the validity or application of any law, ordinance, order rule, regulation or requirement of the nature referred to in Section 8.01 hereof, provided that such contest shall be permitted by the Ground Lease, the Mesne Lease and the Operating Lease and Sub-subtenant shall have furnished to the Ground Lessor and Landlord such indemnities as may be required by the terms of the Ground Lease and to Sub-sublandlord such further indemnities as Sub-sublandlord may reasonably require. If by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises or Sub-sublandlord's or Sub-subtenant's leasehold interest therein and without subjecting Landlord, Sublessor or Sub-sublandlord to any liability, civil or criminal, for failure so to comply therewith, Sub-subtenant may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil liability would be incurred by reason of any such delay, Sub-subtenant, nevertheless, with the prior written consent of Landlord, Sublessor and of Sub-sublandlord (such consent of Sub-sublandlord not to be unreasonably withheld), may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord, Sublessor or Sub-sublandlord to criminal liability and Sub-subtenant (i) furnishes to Landlord, to Sublessor, and to Sub-sublandlord security, satisfactory to Landlord and Sublessor and reasonably satisfactory to Sub-sublandlord, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence.

     Neither Landlord, Sublessor nor Sub-sublandlord shall be required to join in any proceedings referred to in this Section unless the Ground Lease, the Mesne Lease, the

Operating Lease or the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord and/or in the name of Sublessor and/or in the name of Sub-sublandlord in which event Sub-sublandlord shall join in such proceedings or permit the same to be brought in its name and/or require Sublessor to, or to cause Landlord to, do likewise.

     SECTION 8.03. Without limiting the generality of the foregoing provisions of this Article 8 or the provisions of Article 7 hereof:

               (a) Sub-subtenant shall not suffer, allow or permit the loading of any of the floors of the Building, or any portion or portions thereof, beyond the weights permitted by the building ordinances of the City of New York, as changed from time to time during the term of this lease by orders of the municipal authorities having or asserting jurisdiction in the premises;

               (b) Sub-subtenant shall not construct or allow or permit to be constructed any advertising signs upon the roof, walls or windows of the Building or any lettering upon the windows, nor shall Sub-subtenant permit the windows above the floor next above the ground floor, or the windows, if any, in the spaces adjoining the passageway from Lexington Avenue to the Grand Central Terminal building, to be used for advertising or display purposes, without in each case the written consent of Landlord, and (if required by the Ground Lease) the written consent of the Ground Lessor first had and obtained.

                                    ARTICLE 9

                             CHANGES AND ALTERATIONS

     SECTION 9.01. Sub-subtenant will make no alterations or changes in the Building or any part thereof, except in compliance with the provisions of Paragraph Sixth of the

Ground Lease, and all matters requiring the consent or approval of the Ground Lessor thereunder shall also require the consent or approval of Landlord, Sublessor and Sub-sublandlord. Sublessor having agreed with Sub-sublandlord that its consent or approval shall not be unreasonably withheld, Sub-sublandlord hereby agrees upon request of Sub-subtenant to request such consent or approval of Sublessor and further agrees that Sub-sublandlord's consent or approval shall not be unreasonably withheld. In addition to, and without limiting the generality of, the foregoing, Sub-subtenant covenants and agrees that:

               (a) No change or alteration, involving an estimated cost of more than $100,000, including any restoration required by Articles 15 or 16 hereof, shall be made without the prior written consent of Landlord, Sublessor and Sub-sublandlord. Sublessor having agreed with Sub-sublandlord that its consent will not be withheld if the change or alteration would not in the reasonable opinion of Sublessor impair the value, rental value, rentability or usefulness of the Building or any part thereof, Sub-sublandlord agrees upon request of Sub-subtenant to request such consent of Sublessor and further agrees that Sub-sublandlord's consent thereto shall not be unreasonably withheld.

               (b) No change or alteration shall be undertaken until Sub-subtenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction. Sub-sublandlord shall join in the application for such permits or authorizations whenever such action is necessary, and shall request Sublessor and Landlord to do likewise, but without any liability or expense to Landlord, to Sublessor or to Sub-sublandlord.

               (c) No structural change or alteration shall be made except in accordance with plans and specifications approved in writing by the Ground Lessor, Landlord, Sublessor and Sub-sublandlord. Sublessor having agreed with Sub-sublandlord that its approval shall not be unreasonably withheld, Sub-sublandlord agrees upon request to request such consent of Sublessor and further agrees that Sub-sublandlord's consent thereto shall not be unreasonably withheld.

               (d) Any change or alteration shall, when completed, be of such a character as not to reduce the value, rental value or rentability or usefulness of the Demised Premises.

               (e) Any change or alteration shall be made promptly and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, any national or local Board of Fire underwriters, or any other body hereafter exercising functions similar to those of any of the foregoing.

               (f) The cost of any such change or alterations shall be paid in cash or its equivalent so that the Demised Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Demised Premises.

               (g) Workmen's compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord, Sublessor, Sub-sublandlord, Sub-subtenant or the Demised Premises, and general liability insurance for the benefit of Landlord, Sublessor, Sub-sublandlord and Sub-subtenant with limits of not less than $250,000 in the event of bodily injury to one person and not less than $1,000,000 in the event of bodily injury to any number of persons in any one accident, and with limits of not less than $25,000 for property damage, shall be maintained or caused to be maintained by Sub-subtenant at Sub-subtenant's sole cost and expense at all times when any work is in process in connection with any change or alteration. All such insurance shall be in a company or companies of recognized responsibility, and all policies or certificates therefor issued by the respective insurers, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord, Sublessor and Sub-sublandlord of such payment, shall be delivered to Sub-sublandlord.

               (h) If the estimated cost of any such change or alteration shall be in excess of $100,000, Sub-subtenant, before commencement of work, at Sub-subtenant's sole cost and expense, shall furnish to Landlord, to Sublessor and to Sub-sublandlord a surety company performance bond, issued by a surety company acceptable to Landlord, to Sublessor and to Sub-sublandlord in an amount at least equal to the estimated cost of such change or alteration, guaranteeing the completion thereof within a reasonable time, free and clear of all 1iens, encumbrances, chattel mortgages, conditional bills of sale, and other charges, and in accordance with the plans and specifications approved by Landlord, Sublessor and Sub-sublandlord or, in lieu of such performance bond, other security reasonably satisfactory to Landlord, Sublessor and Sub-sublandlord, No performance bond or other security shall be required except to the extent that such estimated cost exceeds the amounts deposited pursuant to Section 15.02 hereof or available for the purpose pursuant to Section 16.04 hereof.

                                   ARTICLE 10

                               DISCHARGE OF LIENS

     SECTION 10.01. Sub-subtenant will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge (levied on account of any Imposition or any mechanic's, laborer's or materialman's lien or any mortgage, conditional sale, title retention agreement or chattel morgage or otherwise) which might be or become a lien, encumbrance or charge upon the Demised Premises or any part thereof or the income therefrom, having any priority or preference over or ranking on a parity with the estate, rights and interest of Sub-sublandlord in the Demised Premises or any part thereof or the income therefrom, nor shall Sub-subtenant create any mortgage, lien, encumbrance or charge upon its leasehold estate in the Demised Premises except in accordance with the requirements of Sections 18.02, 18.10 and 18.15 hereof, and Sub-subtenant will not suffer any other matter or thing whereby the estate, rights and interest of Sub-sublandlord in the Demised Premises or any part thereof might be impaired; provided that any Imposition may, after the same becomes a lien on the Demised Premises, be paid or contested in accordance with
Article 3 hereof, and any mechanic's, laborer's or materialman's lien may be discharged in accordance with Section 10.02 hereof.

     SECTION 10.02. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, whether for labor or materials furnished prior or subsequent to the date of this lease, Sub-subtenant, within twenty days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Sub-subtenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Sub-sublandlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Sub-sublandlord shall be entitled, if Sub-sublandlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Sub-sublandlord and all costs and expenses incurred by Sub-sublandlord in connection therewith, together with interest thereon at the rate of 6% per annum from the respective dates of Sub-sublandlord's making of the payment or incurring of the cost and expense shall constitute additional rent payable by Sub-subtenant under this lease and shall be paid by Sub-subtenant to Sub-sublandlord on demand.

     SECTION 10.03. Nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of Sub-sublandlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Sub-subtenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or any part thereof.

                                   ARTICLE 11

                                 USE OF PROPERTY

     SECTION 11.01. Sub-subtenant will use the Demised Premises only for a high-grade office building, except that the ground floor and floor next above the ground floor may be used for banks, for trust companies, or for stores, and

Sub-subtenant shall not use or permit or allow the Demised Premises or any portion thereof to be used for any other purpose, without prior written consent of Sub-sublandlord, Sublessor, Landlord and the Ground Lessor. Sub-subtenant will not use or allow the Demised Premises or any part thereof to be used or occupied for any unlawful purpose or in violation of the Operating Lease, the Mesne Lease, the Ground Lease or any certificate of occupancy or certificate of compliance covering or affecting the use of the Demised Premises or any part thereof and will not suffer any act to be done or any condition to exist on the Demised Premises or any part thereof or any articles to be brought thereon, which would in any way violate the Operating Lease, the Mesne Lease, the Ground Lease or which may be dangerous, unless safeguarded as required by law, or which may, in law, constitute a nuisance, public or private, or which may make void or voidable any insurance then in force with respect thereto.

     SECTION 11.02. Sub-subtenant will not do or suffer any waste or damage, disfigurement or injury to the Building or any part thereof.

     SECTION 11.03. Sub-subtenant shall not use or permit the use of the Demised Premises or any part thereof for any purpose which in the reasonable opinion of Sub-sublandlord would adversely affect the then value or character of the Demised Premises. Any dispute between Sub-sublandlord and Sub-subtenant arising under the provisions of this Section 11.03 shall be submitted to arbitration as provided under Article 25 hereof.

                                   ARTICLE 12

             SUBORDINATION TO PRIOR LEASES AND COMPLIANCE THEREWITH

     SECTION 12.01. This lease is subject and subordinate to the Grant of Term, the Ground Lease, the Mesne Lease, the Operating Lease and to all of the terms, covenants and conditions of each of them. Sub-subtenant agrees that it shall, at its cost and expense, promptly perform and observe all obligations of the Ground Lessor as grantee under the Grant of Term, of Landlord as Ground Lessee under the Ground Lease, of Sublessor as Tenant under the Mesne Lease and of Sub-sublandlord as Sublessee under the Operating Lease (except that, to the extent that Sub-subtenant shall have deposited same with the Escrow Agent under the Operating Lease, Sub-subtenant shall not be required to make payments to the Ground Lessor of Ground Rent or additional rent under the Ground Lease, or to Landlord of Net Rent or additional rent under the Mesne Lease), and shall comply with all restrictions and requirements of the Grant of Term, the Ground Lease, the Mesne Lease and the Operating Lease, applicable to the said grantee, the Ground Lessee, Tenant or Sublessee, as the case may be, irrespective of whether the obligations, restrictions or requirements are more stringent than those herein imposed upon Sub-subtenant. Specific references in other articles of this lease to compliance with particular requirements of the Grant of Term, Ground Lease, Mesne Lease and the Operating Lease shall not limit the generality of the foregoing.

     SECTION 12.02. Sub-sublandlord covenants and agrees that it will not do, suffer or permit any act, condition or thing to occur which would or might constitute a default under the Operating Lease, except to the extent that such occurrence shall have resulted, directly or indirectly, from a default hereunder either by Sub-subtenant or caused by any subtenant.

     Sub-sublandlord further covenants and agrees that it shall forthwith give to Sub-subtenant a copy of each notice of default which shall have been given to Sub-sublandlord under the provisions of the Ground Lease, the Mesne Lease or the Operating Lease.

     Sub-sublandlord covenants and agrees that if the Escrow Agent, appointed under Section 2.05 of the Operating

                                       4l

Lease, shall fail to pay to Landlord (or to the Ground Lessor, if Landlord shall so direct) any installment of Ground Rent or additional rent under the Ground Lease or shall fail to pay to Landlord any installment of Net Rent or additional rent under the Mesne Lease, with respect to which and to the extent that Sub-subtenant shall have made deposits hereunder with the Escrow Agent, or if Sub-sublandlord shall fail to make any payment or to perform any act required of the Sublessee under the Operating Lease, then Sub-subtenant may, but shall not be obligated to, make any payment or take any action as shall be necessary to cure a default by the Ground Lessee under the Ground Lease or by Tenant under the Mesne Lease or by Sublessee under the Operating Lease and (except to the extent that such default shall have resulted, directly or indirectly, from a default hereunder either by Sub-subtenant or caused by any subtenant) Sub-subtenant may thereafter deduct the amount of any such payment, or the cost of any such other action, from the next succeeding installment or installments of rent or additional rent accruing under this lease, with interest thereon at the rate of 6% per annum from the date of such payment or the incurring of such cost.

     SECTION 12.03. Sub-sublandlord shall not modify or consent to any modification of the Operating Lease, the Mesne Lease, the Ground Lease or the Grant of Term except with the prior written consent of Sub-subtenant, and any such modification made without such consent shall be null and void and of no effect so far as Sub-subtenant is concerned.

                                   ARTICLE 13

                   ENTRY ON PROPERTY BY SUB-SUBLANDLORD, ETC.

     SECTION 13.01. Sub-subtenant will permit Landlord, Sublessor and Sub-sublandlord and their authorized representatives to enter the Demised Premises at all reasonable times for the purpose of (a) inspecting the same and (b) making any necessary repairs thereto and performing any other work therein that may be necessary by reason of Sub-subtenant's failure, for ten days after written notice from Sub-sublandlord, to make any such repairs or perform any such other work or to commence the same. Nothing herein shall imply any duty upon the part of Sub-sublandlord to do any such work; and performance thereof by Sub-sublandlord shall not constitute a waiver of Sub-subtenant's default in failing to perform the same. Landlord, or Sublessor or Sub-sublandlord may, during the progress of any such work in the Demised Premises, keep and store therein all necessary materials, tools, supplies and equipment. Sub-sublandlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Sub-subtenant or any subtenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Sub-subtenant under this lease shall not be affected thereby.

     SECTION 13.02. Landlord, Sublessor and Sub-sublandlord shall have the right to enter the Demised Premises at all reasonable times during usual business hours for the purpose of showing the same to prospective purchasers or mortgagees, and, at any time within two years prior to the expiration of the initial term of this lease (unless Sub-subtenant theretofore shall have given written notice of its election to renew this lease as provided in Article 20 hereof) or within two years prior to the expiration of any renewal term of this lease (unless Sub-subtenant, if entitled to renew this lease as provided in Article 20 hereof, theretofore shall have given Sublessor written notice of its election so to renew this lease as therein provided), for the purpose of showing the same to prospective tenants.

                                   ARTICLE 14

                       INDEMNIFICATION OF SUB-SUBLANDLORD

     SECTION 14.01. Sub-subtenant will indemnify and save harmless Sub-sublandlord against and from all liabilities, obligations, judgments, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Sub-sublandlord by reason of any of the following occurring during the term of this lease:

               (a) any work or thing done in, on or about the Demised Premises or any part thereof;

               (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises or any part thereof, or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

               (c) any negligence on the part of Sub-subtenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

               (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

               (e) any failure by Sub-subtenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this lease on its part to be performed or complied with;

               (f) any tax attributable to the execution, delivery or recording of the Mesne Lease, the Operating Lease or this lease or any modification hereof; or

               (g) any liability which may have been imposed upon Sub-sublandlord as "Owner" by the Sub-subtenant, as Agent under the terms of a certain Management Agreement dated April 16, 1963 made by Precision Dynamics Corporation as Owner to Webb & Knapp, Inc. as Agent, as amended by agreement dated January 10, 1964 between Precision Dynamics Corporation and Harry B. Helmsley d/b/a Graybar Building Company (successor in interest to Webb & Knapp, Inc.) as Agent, which agreement as so modified, was cancelled as of the date of the execution of this Operating Sublease.

               (h) any claim by Sublessor against Sub-sublandlord arising out of or connected with any of the matters set forth in paragraphs (a) through (f) matters set forth in paragraphs (a) through (g)

In case any action or proceeding is brought against Sub-sublandlord by reason of any such claim, Sub-subtenant upon written notice from Sub-sublandlord will at Sub-subtenant's expense resist or defend such action or proceeding.

                                   ARTICLE 15

                              DAMAGE OR DESTRUCTION

     SECTION 15.01. In case of casualty to the Building resulting in damage or destruction exceeding $100,000 in the aggregate, Sub-subtenant shall promptly give written notice thereof to Sub-sublandlord. Regardless of the amount of any such damage or destruction, Sub-subtenant shall at its sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, restore, repair, replace, rebuild or alter the Building as nearly as possible to its value, condition and character immediately prior to such damage or destruction and in conformity with the requirements of the Ground Lease, the Mesne Lease, the Operating Lease and the provisions of Article 9 hereof. Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly and prosecuted with reasonable diligence.

     SECTION 15.02. Subject to the provisions of the Ground Lease, the Mesne Lease and the Operating Lease, all insurance proceeds received by Sub-sublandlord or any insurance trustee selected by Sublessor pursuant to Section 5.05 of the Operating Lease, on account of such damage or destruction, less the actual cost, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be applied by Sub-sublandlord or such insurance trustee to pay or reimburse Sub-subtenant for the payment of the cost of the aforesaid demolition, restoration, repairs, replacement, rebuilding or alterations, including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacements, rebuilding or alterations are hereinafter collectively referred to as the "restoration"), and shall be paid out from time to time as such restoration progresses upon the written request of Sub-subtenant which shall be accompanied by the following:

          (1) A certificate signed by Sub-subtenant, dated not more than thirty days prior to such request, setting forth the following:

               (A) That the sum then requested either has been paid by Sub-subtenant, or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified, the names and addresses of such persons, a brief description of such services and materials, the several amounts so paid or due to each of said persons in respect thereof, that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Sub-subtenant, and that the sum then requested does not exceed the value of the services and materials described in the certificate.

               (B) That, except for the amount, if any, stated (pursuant to the foregoing subclause (1) (A)) in such certificate to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such restoration.

               (C) That the cost, as estimated by the persons signing such certificate, of the restoration required to be done subsequent to the date of such certificate in order to complete the same, does not exceed the insurance money, plus any amount deposited by Sub-subtenant to defray such cost and remaining in the hands of Sub-sublandlord or such insurance trustee after payment of the sum requested in such certificate.

          (2) A title company or official search, or other evidence satisfactory to Sub-sublandlord or the insurance trustee, showing that there have not been filed with respect to the Demised Premises, any vendor's, contractor's, mechanic's, laborer's or materialman's statutory or similar lien which has not been discharged of record, except such as will be discharged upon payment of the sum requested in such certificate.

          (3) An opinion of counsel (who may be counsel to Sub-subtenant) stating that the instruments which have been or are therewith delivered to Sub-sublandlord or to such insurance trustee conform to the requirements of the foregoing clauses (1) and (2) of this Section and that, upon the basis of such request, the insurance proceeds, the withdrawal of which is then requested, may be properly paid over under this Section.

The certificate required by clause (1) of this Section 15.02 shall be signed also by the architect and/or engineer in charge of the restoration, who shall be selected by Sub-subtenant and approved in writing by Landlord, Sublessor and Sub-sublandlord (Sublessor having agreed with Sub-sublandlord that its approval shall not be unreasonably withheld, Sub-sublandlord shall request such approval by Sublessor and agrees that it shall not unreasonably withhold Sub-sublandlord's approval thereof) and (in the case of proceeds of insurance provided for in Section 5.01) by the Ground Lessor.

     Upon compliance with the foregoing provisions of this Section 15.02 and with the requirements of the Ground Lease, Sub-sublandlord or such insurance trustee shall, out of such insurance money, pay or cause to be paid to Sub-subtenant or the persons named (pursuant to sub-clause (1) (A) of this Section 15.02) in such certificate the respective amounts stated therein to have been paid by Sub-subtenant or to be due to them, as the case may be.

     If the insurance money at the time available for the purpose, less the actual cost, fees and expenses, if any, incurred in connection with the adjustment of the loss shall be insufficient to pay the entire cost of such restoration, Sub-subtenant shall pay the deficiency.

     Upon receipt by Sub-sublandlord or such insurance trusttee of satisfactory evidence of the character required by clauses (1) and (2) of this Section 15.02 that the restoration has been completed and paid for in full and that there are no liens of the character referred to therein or Events of Default hereunder, any balance of the insurance money held by Sub-sublandlord or such insurance trustee or to which Sub-sublandlord may be entitled pursuant to the Operating Lease shall be paid to Sub-subtenant.

     SECTION 15.03. If, during the last five years of the last renewal term of this lease, the Building shall be damaged or destroyed by fire or otherwise, and as a result thereof Sub-sublandlord shall be entitled to terminate the Operating Lease pursuant to Section 15.03 thereof,

               (a) nothing herein contained shall prohibit the Sub-sublandlord from exercising such right of termination,

               (b) Sub-subtenant shall have a corresponding right to terminate this lease; and

               (c) in case of any such termination of the Operating Lease by Sublessor or Sub-sublandlord, this lease shall terminate as of a date prior to the date of termination of the Operating Lease and Sub-sublandlord shall give Sub-subtenant at least fifteen days' prior written notice of the date of such termination.

     SECTION 15.04. Except as provided in Section 15.03 hereof, no destruction of or damage to the Demised Premises or any part thereof by fire or any other casualty shall terminate or permit Sub-subtenant to surrender this lease or shall relieve Sub-subtenant from its liability to pay the full rent, additional rent and other charges payable under this lease, except to the extent that the same shall be paid by the application thereto of the proceeds of rent insurance pursuant to Paragraph (d) of Section 5.02 hereof, or from any of its other obligations under this lease, and Sub-subtenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this lease or the Demised Premises or any part thereof, or to any Suspension, diminution, abatement or reduction of rent on account of any such destruction or damage.

                                   ARTICLE 16

                                  CONDEMNATION

     SECTION 16.01. In the event that the Demised Premises, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain, subject to the provisions of the Operating Lease, Sub-sublandlord shall be entitled to collect from any condemnor the entire portion of the award made with respect to the leasehold estate created by the Operating Lease and for consequential damages to the Demised Premises to which Sub-sublandlord is entitled as Sublessee under the Operating Lease, without deduction therefrom for any estate hereby vested in or owned by Sub-subtenant, subject to Sub-subtenant's rights as set forth in this

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                                       49

Article 16. Sub-subtenant agrees to execute, to cause to be executed, any and all further documents that may be required in order to facilitate collection by Sub-sublandlord of such portion of any and all such awards. Sub-subtenant, in cooperation with Sub-sublandlord, shall have the right to participate in any condemnation proceedings for the purpose of protecting Sub-subtenant's interest hereunder. For purposes of this Article, any such taking which shall result in a termination of the Operating Lease (whether by action of Sub-sublandlord, by operation of law or otherwise) is referred to as a "Total Taking"; any such taking which shall not result in a termination of the Operating Lease is referred to as a "Partial Taking"; and the portion of any such award to which Sub-sublandlord is entitled under the provisions of the Operating Lease in the event of a Total Taking, after deducting the expenses mentioned in Section 16.08 hereof, less any part of such expenses recouped by Sub-sublandlord under the Operating Lease, is referred to as the "Net Award."

     SECTION 16.02. In case of a Total Taking, this lease shall terminate and expire on the date of termination of the Operating Lease and the rent, Basic Rent and Net Rent shall be apportioned and paid to such date. In such event, Sub-subtenant shall not be entitled to receive any apportionment of Impositions theretofore paid or payable by Sub-subtenant, except to the extent that such apportionment or refund is granted by the condemnor acquiring the Demised Premises and except for any refund to which Sub-sublandlord may be entitled under Section 2.03 hereof.

     SECTION 16.03. In the event of a Total Taking, the Net Award received by Sub-sublandlord shall be divided between Sub-sublandlord and Sub-subtenant as follows:

               (a) Sub-sublandlord shall first receive $4,500,000 or so much thereof as is available out of the proceeds of the Net Award.

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                                       50

               (b) The balance, if any, of the Net Award shall be paid to Sub-subtenant.

     SECTION 16.04. In case of a Partial Taking, Sub-subtenant, at its expense, shall restore the Building to substantially its former condition, to the extent the same is feasible, in accordance with the provisions of Article 9 hereof. The cost of demolition, repair and restoration shall be paid for out of the Net Award (as same is defined in the Mesne Lease) pursuant to the provisions of
Section 16.04 of the Mesne Lease to the extent that said Net Award shall be available therefor. In the event that the costs of such demolition, repair and restoration shall exceed said Net Award, Sub-subtenant shall pay the deficiency.

     SECTION 16.05. In case of a Partial Taking:

               (a) This lease shall continue and Sub-subtenant shall continue to pay or deposit rent, Basic Rent, Overage Rent, Net Rent, Ground Rent, and all other additional rent and other charges as herein provided.

               (b) In the event that Sub-sublandlord shall receive from Sublessor a refund of any Net Rent, Basic Rent or Overage Rent deposited or paid by Sub-subtenant pursuant to this lease, Sub-sublandlord shall promptly refund same to Sub-subtenant.

               (c) Sub-subtenant shall not be entitled to receive any portion of any award made as a result of such Partial Taking, except to the extent that such award shall be made available pursuant to
          Section 16.04 hereof.

     SECTION 16.06. Sub-subtenant shall not be entitled to share in any award or awards made in condemnation proceedings for the taking of any appurtenances to the Demised Premises, vaults, areas or projections outside of the boundaries of the Demised Premises, or rights in, under or above the streets adjoining said lands, or the rights and benefits of light, air, or access to said streets, or for the

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                                       51

taking of space, or rights, therein, below the surface of, or above, the Demised Premises. The cost of such demolition, repair and restoration of the Building as shall be necessitated by such taking shall be paid for out of any award or compensation received by Landlord for any such taking in accordance with Section
16.06 of the Mesne Lease.

     SECTION 16.07. If the temporary use of the whole or any part of the Demised Premises shall be taken by any lawful power or authority, by the exercise of the right of condemnation or eminent domain, or by agreement between Sub-subtenant and those authorized to exercise such right, Sub-subtenant shall give prompt notice thereof to Sub-sublandlord, the term of this lease shall not be reduced or affected in any way, Sub-subtenant shall continue to pay in full the rent, additional rent and other charges herein reserved, without reduction or abatement, and Sub-subtenant shall be entitled to receive for itself any award or payment made for such use, provided, however, that

               (a) if the taking is for a period not extending beyond the initial term or the then current term of this lease and if such award or payment is made in a lump sum, the same shall be paid to and held by Sub-sublandlord as a fund which Sub-sublandlord shall pay over and apply as follows; Sub-sublandlord shall pay over to Landlord the sums due to Landlord pursuant to Section 16.07 of the Mesne Lease and due to Sublessor pursuant to Section 16.07 of the Operating Lease and the balance of such award shall be held by Sub-sublandlord and applied from time to time to the payments due to Sub-sublandlord from Sub-subtenant under the terms of this lease, except that, if such taking results in changes or alterations in the Building which would necessitate an expenditure to restore the Building to its former condition, then a portion of such award or payment considered by Sub-sublandlord as appropriate to cover the expenses of such restoration may be retained by Sub-sublandlord,

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                                       52

          without application as aforesaid, and applied and paid over toward the restoration of the Building to its former condition, substantially in the same manner and subject to the same conditions as those provided in Section 15.02 hereof with respect to insurance and other moneys, or

               (b) if the taking is for a period extending beyond the initial term or the then current term of this lease, such award or payment shall be apportioned between Sub-sublandlord and Sub-subtenant as of the stated expiration date of such term; Sub-subtenant's share thereof shall, if paid in a lump sum, be paid to Sub-Sublandlord and applied in accordance with the provisions of paragraph (a) of this
          Section 16.07 and, in case the then current term of this lease shall be extended pursuant to Article 20 hereof beyond such then current term. Sub-subtenant shall from time to time, from and after the commencement of such extended term, apply the sums received by it upon such apportionment to the payments thereafter due to Sub-sublandlord from Sub-subtenant under the terms of this lease; provided, however, that the amount of any award or payment allowed or retained for restoration of the Building, shall remain the property of Sub-sublandlord if the lease shall expire prior to the restoration of the Building to its former condition.

Sub-subtenant shall also pay all fees, costs and expenses of every character of the Sub-sublandlord in connection with the eventualities provided for in this Section. Sub-subtenant shall be entitled at the close of each year after any such taking to receive any surplus remaining of said award or awards, after making provision for all payments required pursuant to paragraphs (a) and (b) of this Section 16.07.

     SECTION 16.08. In the case of any taking covered by the provisions of this
Article 16, except as in Section 16.07

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                                       53

provided, Sub-sublandlord and Sub-subtenant shall be entitled to reimbursement from any award or awards of all reasonable costs, fees and expenses incurred in the determination and collection of any such awards.

     SECTION 16.09. If the Ground Lessor shall take and use, or permit to be used, any portion of the Demised Premises pursuant to the Ground Lease, Landlord shall be entitled to receive and retain any lump sum payment made by the Ground Lessor pursuant to the Ground Lease on account of the rental value of such portion so taken.

     SECTION 16.10. Upon request of Sub-subtenant, Sub-sublandlord will request Sublessor to make the election referred to in Section 16.10 of the Mesne Lease in accordance with the provisions of Section 16.10 of the Operating Lease.

                                   ARTICLE 17

                                   VAULT SPACE

     SECTION 17.01. Vaults and areas, if any, now or hereafter built extending beyond the building line of the Demised Premises are not included within the Demised Premises, but Sub-subtenant may occupy and use the same during the term of this lease, subject to the Ground Lease, to the Mesne Lease, to the Operating Lease and to such laws, permits, rules and regulations as may be imposed by appropriate governmental authorities with respect thereto.

     SECTION 17.02 No revocation on the part of any governmental department or authority of any license or permit to maintain and use any such vault shall in any way affect this lease or the amount of the rent or any other charge payable by Sub-subtenant hereunder. If any such license or permit shall be revoked, Sub-subtenant will, at its sole cost and expense, do and perform all such work as may be necessary to comply with any order revoking the same.

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                                       54

                                   ARTICLE 18

               MORTGAGES, ASSIGNMENTS, SUBLEASES AND TRANSFERS OF
                            SUB-SUBTENANT'S INTERESTS

     SECTION 18.01 (a) Neither this lease nor any interest of Sub-subtenant in this lease or in any sublease, or in any subrents shall be sold, assigned, transferred or otherwise disposed of whether by operation of law or otherwise, nor shall the Demised Premises be sublet as an entirety or substantially as an entirety; nor

               (b) shall any of the issued and outstanding capital stock of any corporation or corporations owning this lease as Sub-subtenant be sold, assigned, transferred or otherwise disposed of, if such sale, assignment, transfer or other disposition will result in vesting the control of such corporation or corporations in a person (or persons) who was not a stockholder of such corporation or corporations at the time such corporation or corporations become the owner of this lease pursuant to the terms hereof; nor

               (c) shall the interest or interests of any partner in any partnership at any time owning this lease as Sub-subtenant be sold, assigned, transferred or otherwise disposed of, if such sale, assignment, transfer or other disposition will result in vesting the control of such partnership in persons who were not partners at the time that this partnership became the owner of this lease pursuant to the terms hereof;

without (i) such prior written consent of Landlord as may be required under
Article 18 of the Mesne Lease (ii) such prior written consent of Sublessor as may be required under Article 18 of the Sublease, and (iii) the prior written consent of Sub-sublandlord, which consent Sub-sublandlord hereby agrees it will not unreasonably withhold, and

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                                       55

(iv) full compliance by Sub-subtenant with all of the terms and conditions of said Article 18 of the Mesne Lease and said Article 18 of the Sublease. It is understood that the sales, assignments, transfers and other dispositions restricted by this Article 18 include, INTER ALIA, dispositions for security purposes whether by way of mortgage, pledge, hypothecation or otherwise. Sub-sublandlord hereby agrees subject to the provisions of the Mesne Lease and the Operating Lease that so long as no Event of Default exists hereunder the interest of the Sub-subtenant may be assigned from time to time without Sub-sublandlord's consent to a corporation qualified to do business in the State of New York, which is controlled by Harry B. Helmsley or in the case of his death or incompetency, by his legal representatives.

     No assignment shall be effective until there shall have been delivered to Sub-sublandlord a duplicate original of the assignment in recordable form, executed by the assignor and the proposed assignee containing an agreement whereby such assignee assumes due performance of the obligations on the assignor's part to be performed under this lease from the date of such assignment to the end of the term hereof. Upon the assignor having delivered to Sub-sublandlord said assignment and agreement, all liabilities and obligations on the part of the assignor accruing after such assignment shall terminate, provided that upon the effective date of such assignment and thereafter all liabilities and obligations shall be binding only upon the assignee, but nothing herein contained shall be construed to release the assignor from any liability or obligation which accrued prior to the effective date of such assignment. In the event this lease shall be assigned to a partnership, or to more than one corporation, all said corporations and all general partners in such partnership shall assume the obligations of this lease jointly and severally; but upon any subsequent assignment of this lease by such partnership the liabilities and obligations of the partners in such partnership subsequent to such assignment shall similarly be terminated.

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                                       56

     For the purpose of this Section 18.01, "control" of any corporation shall be deemed to be vested in the person or persons owning more than 96% of the voting power for the election of the members of the Board of Directors of such corporation; and "control" of a partnership shall be deemed to be vested in the person or persons owning more than 96% in the total interest of the partnership.

     Any assignment of this lease, or of the interest of Sub-subtenant hereunder, or transfer of stock or of any interest of any corporation or partnership as aforesaid, without full compliance with any and all requirements set forth in this lease shall be invalid and of no effect against Sub-sublandlord. In no event shall Sub-subtenant be entitled to make a lease of all or substantially all of the Demised Premises.

     SECTION 18.02. Subject to the requirements of the Mesne Lease with respect to consent of Landlord, Sub-subtenant shall have the right to mortgage this lease, to execute and deliver to a trustee a deed of trust of this lease securing bonds or notes issued by Sub-subtenant, and to assign, pledge or hypothecate this lease as security for any such mortgage or deed of trust; (a) to a college or university; or (b) to pension fund or employees' profit-sharing trust subject to regulation by the State of New York or any agent thereof; or
(c) to a savings bank, bank, trust or insurance company or any other monetary or lending institution, authorized to make leasehold mortgage loans in the State of New York, organized and existing under the laws of the United States, or any state thereof and authorized to do business in the State of New York and under the supervision of the Comptroller of the Currency of the United States, or of either the Insurance or Banking Departments of the State of New York, Any one of the foregoing permitted mortgagees is hereinafter referred to as an Institution. Sub-subtenant covenants that the net proceeds of any aforementioned Leasehold Mortgage made prior to December 1, 1973, will be used to make improvements and betterments in and to the Building. In

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                                       57

connection with an assignment of this lease as in Section 18.01 of this Article 18 provided, Harry B. Helmsley, Sub-subtenant named herein may take back a purchase money Leasehold Mortgage as part of the consideration for such assignment but the said Harry B. Helmsley (or in the event of his death or insanity, his legal representatives) agrees not to sell, assign, pledge or otherwise transfer said Leasehold Mortgage prior to May 28, 1976. Except as herein specifically permitted Sub-subtenant shall not without obtaining the prior written consent of Landlord and Sub-sublandlord, mortgage or pledge the interest of Sub-subtenant in and to this lease or in and to the Demised Premises, whether by operation of law or otherwise.

     No Leasehold Mortgage shall be binding upon Sub-sublandlord in the enforcement of its rights and remedies herein and by law provided, unless and until executed counterparts thereof shall have been delivered to Sub-sublandlord, Sublessor and to Landlord, notwithstanding any other form of notice actual or constructive. Any Leasehold Mortgage shall be specifically subject and subordinate to the rights of Sub-sublandlord hereunder and of Landlord under the Mesne Lease and of Sublessor under the Operating Lease, including specifically, but without limitation, the rights of Sub-sublandlord under Section 18.10 hereof, the rights of Sublessor under Section 18.10 of the Operating Lease and the rights of Landlord under Section 18.10 of the Mesne Lease. Any mortgage on this lease or the interest of Sub-subtenant hereunder without full compliance with any and all requirements hereunder shall be invalid and of no effect against Sub-sublandlord, Sublessor and Landlord. The consent by Landlord to a Leasehold Mortgage, as hereinabove provided, may be conditioned at the option of Landlord, upon the inclusion of a clause in the Leasehold Mortgage substantially to the effect that: (i) the Leasehold Mortgagee prior to the institution of any proceedings to foreclose any mortgage or negotiations to accept an assignment in lieu of a foreclosure, shall notify Landlord in writing to that effect, and (ii) Landlord shall have the right within 20 days after

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                                       58

the giving of such notice to purchase the mortgage and the indebtedness which it secures, at a purchase price equal to the full amount then owing to the Leasehold Mortgage under said Mortgage and the indebtedness which it secures, including interest accrued and unpaid and statutory costs and allowances in the event any foreclosure proceedings shall have commenced. No more than one Leasehold Mortgage on this lease may exist at any one time.

     SECTION 18.03. Any consent by Landlord and by Sublessor and Sub-sublandlord to a sale, assignment, mortgage, pledge, hypothecation, transfer of stock, or transfer of this lease, shall apply only to the specific transaction thereby authorized and shall not release Sub-subtenant from the requirement of obtaining the prior written consent of Landlord, Sublessor and Sub-sublandlord to any further sale, assignment, mortgage, pledge, hypothecation, transfer of stock as aforementioned or other transfer of this lease. In instances where the consent of Landlord, Sublessor and Sub-sublandlord to any such transaction may not be unreasonably withheld, then, contemporaneously with the request of Sub-subtenant for such consent, Sub-subtenant shall submit, in writing, information sufficient to enable Landlord, Sublessor and Sub-sublandlord to decide with respect thereto.

     SECTION 18.04. If a Leasehold Mortgagee shall have given to Sub-sublandlord before any default shall have occurred under this lease, a written notice, specifying the name and address of such mortgagee, Sub-sublandlord shall give to such Leasehold Mortgagee a copy of each notice of default by Sub-subtenant at the same time as and whenever any such notice of default shall thereafter be given by Sub-sublandlord to Sub-subtenant, addressed to such Leasehold Mortgagee at the address last furnished to Sub-sublandlord. No such notice by Sub-sublandlord shall be deemed to have been given unless and until a copy thereof shall have been so given to such Leasehold Mortgagee.

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                                       59

Sub-sublandlord will accept performance by any such Leasehold Mortgagee of any covenant, condition, or agreement on Sub-subtenant's part to be performed hereunder with the same force and effect as though performed by Sub-subtenant, if the same shall be adequate for purposes of compliance with the Operating Lease, the Mesne Lease and the Ground Lease and if, at the time of such performance, Sub-sublandlord shall be furnished with evidence reasonably satisfactory to Sub-sublandlord of the interest in the lease claimed by the person tendering such performance.

     SECTION 18.05. In case of termination of this lease by reason of the happening of any Event of Default, Sub-sublandlord shall give notice thereof to any Leasehold Mortgagee who shall have notified Sub-sublandlord of its name and address pursuant to Section 18.04, which notice shall be addressed to such Leasehold Mortgagee at the address last furnished to Sub-sublandlord as above provided. Sub-sublandlord shall, on written request of such Leasehold
Mortgagee made any time within 30 days after the mailing of such notice, execute and deliver a new lease of the Demised Premises to such Leasehold Mortgagee, or its designee or nominee, for the remainder of the term of this lease, at the basic rent and all additional rent and upon the covenants, conditions, limitations and agreements herein contained, including the covenants with respect to renewals, provided such Leasehold Mortgagee, shall have paid to Sub-sublandlord all rent, additional rent and other charges due under this lease up to and including the date of the commencement of the term of such new lease, together with all expenses incurred by Sub-sublandlord, including reasonable attorney's fees, but nothing herein contained shall be deemed to impose any obligation on the part of the Sub-sublandlord to deliver physical possession of the Demised Premises to such Leasehold Mortgagee. Any such designee or nominee of a Leasehold Mortgagee shall be a corporation qualified to do business in the State of New York.

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                                       60

     SECTION 18.06. No Leasehold Mortgagee shall be entitled to become the owner of this lease by foreclosure, or by assignment in lieu of foreclosure unless such Leasehold Mortgagee, or its designee or nominee shall first have delivered to Sub-sublandlord an assumption agreement executed in recordable form, wherein and whereby such Leasehold Mortgagee, or a corporate designee or nominee of such Leasehold Mortgagee assumes the performance of all the terms, covenants and conditions of this lease.

     SECTION 18.07. Nothing herein contained shall prevent Sub-subtenant from subletting portions (constituting less than all or substantially all) of the Demised Premises, provided that each such sublease shall be subject and subordinate to this lease and the rights of Sub-sublandlord hereunder, to the Operating Lease and the rights of Sublessor thereunder, and to the Mesne Lease and the rights of Landlord thereunder. This lease is and shall be subject and subordinate to the Operating Lease and the rights of Sublessor thereunder and to the Mesne Lease and the rights of Landlord thereunder. Subject to the provisions of Section 18.13 of the Mesne Lease and Section 18.15 of the Operating Lease, this lease shall be terminable at the election of Landlord upon the termination of the Mesne Lease or, at Sublessor's election, upon the termination of the Operating Lease.

     SECTION 18.08. Sub-subtenant shall furnish Landlord and Sub-sublandlord with fully executed or photo-copies of all subleases of space in the Demised Premises and with such information with respect thereto as Landlord and Sub-sublandlord may require and Sub-subtenant shall deliver to Sub-sublandlord, Sublessor and Landlord, in duplicate, within eighty-five days after the end of each fiscal year of Sub-subtenant, a statement of income and expenses for such fiscal year with respect to the operation of the Demised Premises, and a schedule showing all subleases, the subrents payable thereunder, the duration of the respective terms thereof and any renewal or cancellation

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                                       61

privileges contained therein, which statement shall be certified by an independent firm of public accountants of recognized national standing. Such statement shall be accompanied by a statement of the names and addresses of all stockholders in any corporation or partners in any partnership holding this lease, showing the number of shares of stock owned by each stockholder of such corporation, or the respective interest of each such partner in the partnership, as the case may be; provided, however, that if at any time during the term of this lease any corporation holding this lease is a savings bank, bank, trust or insurance company, or other monetary or lending institution authorized to do business in the State of New York, organized and existing under the laws of the United States or any State thereof and under the supervision of the Comptroller of the Currency of the United States or of either the Insurance or Banking Departments of the State of New York, or if the stock of any corporation holding this lease is listed on any authorized Stock Exchange, then a list of stockholders shall not be required. If more than one corporation holds this lease such statement shall be made by an officer of each such corporation.

     SECTION 18.09. Sub-subtenant shall perform and observe each and every term and condition to be performed or observed by Sub-sublandlord under all existing and future subleases and shall and does hereby indemnify and agree to hold Sub-sublandlord harmless from any and all liabilities, claims and causes of action arising thereunder. All subtenants' security deposits held by Sub-subtenant at the commencement of the term of this lease or hereafter deposited with Sub-subtenant shall be deposited by Sub-subtenant in a special account in a bank or trust company selected by Sub-subtenant and shall constitute trust funds in the hands of Sub-subtenant.

     SECTION 18.10. Effective as of the date of the happening of an Event of Default, Sub-subtenant hereby assigns to Sub-sublandlord, subject to the provisions of Section 18.10

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                                       62

of the Operating Lease and of Section l8.10 of the Mesne Lease, all of its right, title and interest in and to all existing and future subleases and all rents due and to become due thereunder. After the effective date of such assignment, Sub-sublandlord shall apply any net amount collected by it from subtenants pursuant to such assignment to any rent, additional rent and other charges due or to become due under this lease for such periods and in such order as Sub-sublandlord may elect. No collection of subrent by Sub-sublandlord from a subtenant shall constitute a waiver of any of the provisions of this Article 18, or an acceptance of the subtenant as a tenant or a release of Sub-subtenant from performance by Sub-subtenant of its obligations under this lease.

     Sub-subtenant shall not, without Sub-sublandlord's prior written consent, directly or indirectly collect or accept any payment of subrent under any sublease in advance of the date when the same shall become due under the terms of such sublease, and such subrent, in the case of any future sublease, or amendment of an existing sublease, shall be payable at least every three months; provided, however, that any sublease of a store may require the subtenant thereunder to make a rent security deposit in an amount not exceeding ten per cent of the aggregate subrent reserved for the term of such sublease. In the event of the failure of any subtenant to pay subrent to Landlord pursuant to the assignment provided for in said Section 18.10 of the Mesne Lease after the happening of an Event of Default thereunder or to pay such subrent to Sublessor pursuant to the assignment provided for in said Section 18.10 of the Operating Lease after the happening of an Event of Default thereunder or to pay such subrent to Sub-sublandlord pursuant to the foregoing assignment after the happening of an Event of Default hereunder, any such rent thereafter collected by Sub-subtenant shall be deemed to constitute a trust fund for the benefit of Landlord, Sublessor or Sub-sublandlord, whichever's assignment shall first become effective.

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                                       63

     SECTION 18.11. Sub-subtenant assumes and shall be responsible for and liable to Sub-sublandlord for all acts and omissions on the part of any present or future subtenant, and any violation of any of the terms, provisions or conditions of this lease, whether by act or omission, by any subtenant shall constitute a violation by Sub-subtenant.

     SECTION 18.12. Sub-subtenant shall not modify any major sublease so as to reduce the rent, shorten the term, or otherwise adversely affect to any material extent the rights of the lessor thereunder or the rights, if any, of Sub-sublandlord or permit cancellation or accept the surrender of any such sublease, without the prior written consent of Sub-sublandlord, Sublessor and Landlord in each instance (which consent of Sub-sublandlord shall not be unreasonably withheld); provided, however, that, in the case of any major sublease covering one or more full floors in the Building and any additional diversified smaller portions of space in the Building, such sublease may be modified in order to substitute new space in the Building for some or all of the diversified smaller space previously covered by such sublease if (a) the terms thereof, as so modified, shall not be otherwise modified, except that provision may be made for an increase in the annual rental and for the redecoration of the new space in accordance with the standards then in effect for redecorating space in the Building demised to other subtenants, and (b) no major sublease to any other subtenant shall be cancelled or modified in connection with such transaction. Sub-subtenant further agrees not to cancel more than two subleases providing for a fixed subrent of $10,000 or more per annum each and having a remaining term of more than six months in any one twelve month period. In addition to being subject and subordinate to the terms of this lease, as required by the provisions of Section 18.07 hereof, each major sublease made after the date of this lease shall contain a specific provision to the effect that such sublease may not be modified or amended so as to reduce the subrent or shorten the

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                                       64

term, or otherwise adversely affect to any material extent the rights of the lessor or the rights, if any, of Sub-sublandlord thereunder, or be cancelled or surrendered without the prior written consent, in each instance of Landlord, Sublessor and Sub-sublandlord (which consent of Sub-sublandlord will not be unreasonably withheld). Sublessor has agreed with Sub-sublandlord that its consent to any such modification, amendment, cancellation or surrender of a major lease will not be unreasonably withheld and a Sub-sublandlord agrees, on request of Sub-subtenant, to request such consent of Sublessor.

     Each future sublease shall also contain an agreement on the part of the subtenant to the effect that such sublease shall not terminate or be terminable by the subtenant thereunder by reason of any termination of this lease, of the Operating Lease or of the Mesne Lease or of any other lease of all or substantially all of the Demised Premises, except that in case of the institution of any summary or other proceeding by Landlord, any sublease made after the date of this lease may be terminated if the subtenant thereunder is named by Landlord as a party, and served with process, in any such proceeding for possession of the Demised Premises or the space occupied by such subtenant, and a warrant or judgment for possession of such space is issued in such proceeding. Each future sublease shall contain an agreement on the part of the subtenant to the effect that Sub-sublandlord, Sublessor and Landlord shall be given notice of, and a reasonable opportunity to cure, any default on the part of the lessor under such sublease.

     SECTION 18.13. Sub-sublandlord agrees that if it shall execute and deliver a mortgage or deed of trust of the Operating Lease as referred to in Section
18.02 thereof, it shall require the holder of each such mortgage or the trustee under each such deed of trust to covenant and agree in the mortgage or deed of trust that if such holder or trustee or the designee of either shall obtain a new

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lease as provided in Section 18.05 of the Operating Lease or in Section 18.13 of
the Mesne Lease or shall renew the Mesne Lease and become tenant thereunder as provided in Section 20.05 of the Mesne Lease, or shall renew the Operating Lease and become Sublessee thereunder as provided in Section 20.02 thereof, then, subject to the provisions of Section 18.07 of the Mesne Lease and provided that no Event of Default under this lease shall be in existence at the time of the termination of the Operating Lease and/or at the time when such new lease or renewal lease, as the case may be, is obtained by such holder, such holder, trustee or designee shall, simultaneously with the execution and delivery of such new lease or of an assumption agreement in connection with such renewal, as the case may be, enter into a new lease with Sub-subtenant, without cost or expense to such holder, trustee or designee, for the remainder of the term of this lease or for the corresponding renewal term of this lease, as the case may be, and at the rent and all additional rent and upon the covenants, conditions, limitations and agreements contained herein including the covenants in respect to renewals.

     SECTION 18.14. If Sub-sublandlord shall obtain a new lease, as provided in Paragraph Eleventh of the Ground Lease or in Section 18.13 of the Mesne Lease or as shall be provided in a mortgage or deed of trust of the Ground Lease, as required by Section 18.14 of the Mesne Lease, or as shall be provided in a mortgage or deed of trust of the Mesne Lease, as required by Section 18.13 of the Operating Lease, or if Sub-sublandlord shall renew the Ground Lease and become the Ground Lessee as provided in Paragraph Twelfth thereof, or shall renew the Mesne Lease and become the Tenant as provided in Section 20.05 thereof, then, subject to the provisions of Section 18.07 of the Mesne Lease, and provided that no Event of Default under this lease shall be in existence at the time of the termination of the Ground Lease or the Mesne Lease, as the case may be, and/or at the time when such new lease or renewal

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lease, is obtained by Sub-sublandlord, this lease shall continue in full force and effect or may be renewed in accordance with its terms, as the case may be, and if Sub-subtenant shall so request, in confirmation thereof Sub-sublandlord shall simultaneously with the execution and delivery of such new lease, or assumption agreement in connection with such renewal, as the case may be, enter into a new lease with Sub-subtenant without cost or expense to Sub-sublandlord, for the remainder of the term of this lease, and at the net rent and all additional rent and upon the covenants, conditions, limitations and agreements contained herein, including the covenants with respect to renewals.

     In any of the foregoing cases where Sub-sublandlord shall be entitled to request a new lease with respect to the Ground Lease or shall be entitled to elect to renew the Ground Lease and shall not desire to do so, at least five days before the expiration of the applicable period within which Sub-sublandlord shall be required to request such new lease or to make such election to renew, as the case may be, Sub-sublandlord shall give notice to Sub-subtenant to the effect that Sub-sublandlord does not desire to make such request or election, as the case may be, and if there shall then be no existing Event of Default under this lease, Sub-subtenant shall be entitled to make such request or election, as the case may be, on behalf of and in the name of Sub-sublandlord, and Sub-sublandlord, if so requested, shall execute a written instrument confirming the permission hereby granted and, effective as of the date of termination of the Ground Lease or of the expiration of the then current term thereof, whichever date shall be applicable, shall assign the Operating Lease to Sub-subtenant which, pursuant to Section 18.01 thereof, shall assume due performance of the obligations of the Sublessee's part to be performed to the end of the term thereof; provided, however, that Sub-sublandlord shall have no obligation or responsibility to obtain the consent of Landlord to such assignment.

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                                       67

     SECTION 18.15. Notwithstanding the provisions of Article 10 and paragraphs
(f) and (h) of Section 9.01 hereof, but subject in other respects to the provisions of Article 9 hereof and subject to compliance with all applicable provisions of the Ground Lease, the Mesne Lease and the Operating Lease, Sub-subtenant may, in connection with the installation of air-conditioning in any office space in the Building (i) make a chattel mortgage or mortgages upon any air-conditioning facilities required for the purpose, or assign or pledge a portion of the subrent payable under any sublease of the space to be air-conditioned, in either case in order to secure the repayment of a loan obtained to finance not more than the cost of such air-conditioning installation (including necessary related alterations and redecorating), or (ii) purchase the necessary equipment for any such air-conditioning facilities under a conditional sale contract or contracts; provided, however, that

     (1) Sub-subtenant shall first have submitted to Landlord (with copies to Sublessor and Sub-sublandlord) a written proposal for the air-conditioning of such space which proposal shall

               (a) include preliminary plans and outline specifications for, and an estimate of the cost of, the proposed installation,

               (b) be conditioned upon an increase in the Net Rent payable under the Mesne Lease by the amount necessary to amortize the cost of such installation and to yield 6% per annum on the unamortized balances of such cost over a period of not more than ten years, which period, however, shall not extend beyond the date of expiration of any sublease referred to in paragraph (c) below, and

               (c) be further conditioned upon an increase in the aggregate subrent payable under any and all subleases covering such space, by an amount at least sufficient to amortize the cost of such installation and to yield at

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          least 6% per annum on the unamortized balances of such cost over the period referred to in paragraph (b) above; and

Landlord shall have failed or refused, within a period of twenty days after receipt of such proposal, to offer to pay for the cost of the proposed installation on the basis so proposed;

     (2) any such conditional sale contract or loan security document shall contain provisions satisfactory to Sub-sublandlord, Sublessor and Landlord providing that the conditional vendor or the lender, as the case may be, will not exercise any rights or remedies after a default thereunder by the borrower or conditional purchaser, as the case may be, unless such conditional vendor or the lender shall have notified Sub-sublandlord, Sublessor and Landlord in writing of such default and either Sub-sublandlord, Sublessor or Landlord shall have failed to cure such default within a period of thirty days after receipt of such notice;

     (3) the subrent payable under any and all subleases of the space to be air-conditioned shall be increased by an amount (hereinafter called the air-conditioning rent) which shall in the aggregate be at least sufficient to cover all payments required to be made to the conditional vendor or lender when and as due (all of which payments shall become due within a period not in excess of ten years and not extending beyond the term of any such sublease);

     (4) the amount of air-conditioning rent for any given period which may be assigned or pledged as security for any such loan shall not exceed the amount required to pay the aggregate requirements for principal and interest payments on said loan for the same period; and

     (5) no such loan shall be secured both by chattel mortgage and assignment or pledge of air-conditioning rent.

     Unless Landlord shall pay for the cost of such air-conditioning installation, no increase in respect thereof shall

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                                       69

be made in the Net Rent, provided, however, that any amounts expended by Sub-sublandlord, Sublessor or Landlord to cure any default under any such loan security document or conditional sale contract shall constitute additional rent hereunder. Sub-subtenant will perform or cause to be performed all of the terms, covenants and conditions required to be performed by the conditional purchaser under each such conditional sale contract and by the borrower under each such loan security document. If Sub-subtenant shall desire pursuant to this Section to air-condition any space to be leased under a new sublease not in effect at the time of the submission to Landlord of the proposal referred to in paragraph
(1) of this Section, the part of the subrent payable under such sublease and properly attributable to the cost of the air-conditioning installation in such space may be treated, for purposes of this Section, as a subrent increase for air-conditioning purposes, provided, however, that the total subrent for such space shall exceed the subrent payable under the last previous sublease of such space by an amount at least equal to the air-conditioning rent.

     Landlord, Sublessor and Sub-sublandlord shall each be furnished with a copy of any such conditional sale contract or loan security document.

                                   ARTICLE 19

                   CONDITIONAL LIMITATIONS--DEFAULT PROVISIONS

     SECTION 19.01. If any one or more of the following events (herein sometimes called "Events of Default") shall happen:

               (a) If Sub-subtenant shall default in the payment of rent hereunder, or any part thereof, and such default shall continue for a period of five days after notice thereof from Sub-landlord to Sub-tenant, or

               (b) If Sub-subtenant shall default in the payment of Basic Rent, or any part thereof, and such default

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                                       70

          shall continue for a period of five days after notice thereof by Sub-sublandlord to Sub-subtenant, or

               (e) if Sub-subtenant shall default in the making of any deposit for Net Rent or Ground Rent, or any part thereof, and such default shall continue for a period of five days after notice thereof by Sub-sublandlord to Sub-subtenant, or

               (d) if Sub-subtenant shall default in the making of any tax deposit to be made pursuant to Section 3.02 of the Operating Lease or any part thereof, and such default shall continue for a period of five days after notice thereof by Sub-sublandlord to Sub-subtenant.

               (e) if Sub-subtenant shall default in the payment of any other item of additional rent or any other charge required to be paid hereunder, or any part of same, for five days after notice thereof by Sub-sublandlord to Sub-subtenant, or

               (f) if Sub-subtenant shall default in the performance of or compliance with any of the covenants, agreements, terms or provisions contained in this lease, other than those referred to in the foregoing paragraphs (a), (b), (c), (d) and (e) and such default shall continue for a period of twenty days after written notice thereof from Sub-sublandlord to Sub-subtenant, except that in connection with a default not susceptible of being cured with due diligence within twenty days, the time of Sub-subtenant within which to cure the same shall be extended for such time as may be necessary to cure the same with all due diligence, provided Sub-subtenant commences promptly and proceeds diligently to cure the same, and further provided that such period of time shall not be so extended as to subject Sub-sublandlord to any criminal liability or to the possible termination of the Operating Lease; or

               (g) if Sub-subtenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking

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                                       71

          any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Sub-subtenant or of all or any substantial part of its properties of the Demised Premises or any interest of Sub-subtenant therein; or

               (h) if within sixty days after the commencement of any proceeding against Sub-subtenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within sixty days after the appointment, without the consent or acquiescence of Sub-subtenant, of any trustee, receiver or liquidator of Sub-subtenant or of all or any properties or of the Demised Premises or any interest of Sub-subtenant therein, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within sixty days after the expiration of any such stay, such appointment shall not have been vacated; or

               (i) if the Demised Premises shall be abandoned by Sub-subtenant;

then and in any such event Sub-sublandlord at any time thereafter during the continuance of any such Event of Default may give give written notice to Sub-subtenant, specifying such Event or Events of Default and stating that this lease and the term hereby demised shall expire and terminate on the date specified in such notice, which shall be at least five days after the giving of such notice; and upon the date specified in such notice, subject to the provisions of Section 19.04 hereof, this lease and the term hereby demised and all rights of Sub-subtenant under this lease shall expire and terminate.

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                                       72

     Nothing in the preceding paragraph shall be deemed to require Sub-sublandlord to give the five day notice therein provided for prior to the commencement of a summary proceeding for non-payment of rent or a plenary action for the recovery of rent on account of any of the defaults specified in paragraphs (a), (b), (c), (d) and (e), it being intended that such notice is only for the purpose of creating a conditional limitation hereunder pursuant to which this lease shall terminate and Sub-subtenant shall become a holdover tenant.

     If, at any time during the term of this lease, this lease is owned by more than one corporation as Sub-subtenant, the provisions of paragraphs (g) and (h) hereof shall apply to each such corporation.

     If, by assignment or otherwise, the Sub-subtenant hereunder shall become the Sublessee under the Operating Lease or under any new lease substituted for the Operating Lease, this lease shall forthwith, IPSO FACTO, be cancelled and terminated if Landlord requests such cancellation within sixty days after receiving written notice that Sub-subtenant has become such a Sublessee.

     SECTION 19.02. Upon any expiration or termination of this lease, whether pursuant to Section 19.01 hereof or by summary dispossess proceedings or otherwise, Sub-subtenant shall quit and peacefully surrender the Demised Premises to Sub-sublandlord, and upon or at any time after any such expiration or termination, Sub-sublandlord may without further notice, enter upon and re-enter the Demised Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Sub-subtenant and remove Sub-subtenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

     SECTION 19.03. At any time or from time to time after any such expiration or termination, Sub-sublandlord may

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                                       73

relet the Demised Premises or any part thereof, in the name of Sub-sublandlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions (which may include concessions or free rent) as Sub-sublandlord, in its uncontrolled discretion, may determine and may collect and receive the rents therefor. Sub-sublandlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting.

     SECTION 19.04. No such expiration or termination of this lease shall relieve Sub-subtenant of its liability and obligations under this lease and such liability and obligations shall survive any such expiration or termination. In the event of any expiration or termination, whether or not the Demised Premises or any part thereof shall have been relet, Sub-subtenant shall pay to Sub-sublandlord the rent, the Basic Rent, Net Rent, Ground Rent and all other additional rent and other charges required to be paid by Sub-subtenant up to the time of such expiration or termination of this lease, and thereafter Sub-subtenant, until the end of what would have been the term of this lease in the absence of such expiration or termination, shall be liable to Sub-sublandlord for, and shall pay to Sub-sublandlord, as and for liquidated and agreed current damages for Sub-subtenant's default,

               (a) the equivalent of the amount of the rent, Basic Rent, Net Rent, Ground Rent, the average of the Overage Rent paid over the immediately preceding three years, and all other additional rent and other charges which would be payable under this lease by Sub-subtenant if this lease were still in effect, less

               (b) the net proceeds of any reletting effected pursuant to the provisions of Section 19.03 hereof, after deducting all Sub-sublandlord's expenses in connection

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                                       74

          with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting and/or

               (c) the net proceeds of any subrents received by Sub-sublandlord from any subtenant.

Sub-subtenant shall pay such current damages (herein called "deficiency") to Sub-sublandlord monthly on the days on which the rent would have been payable under this lease if this lease were still in effect, and Sub-sublandlord shall be entitled to recover from Sub-subtenant each monthly deficiency as the same shall arise. At any time after any such expiration or termination, in lieu of collecting any further monthly deficiencies as aforesaid, Sub-sublandlord shall be entitled to recover from Sub-subtenant, and Sub-subtenant shall pay to Sub-sublandlord, on demand, as and for liquidated and agreed final damages for Sub-subtenant's default, an amount equal to the difference between the rent, Basic Rent, Net Rent, Ground Rent, the average of the Overage Rent paid over the immediately preceding three years, and all other additional rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If the Demised Premises or any part thereof be re-let by Sub-sublandlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall prima facie be the fair and reasonable rental value

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                                       75

for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Sub-sublandlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     SECTION 19.05. Sub-subtenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, and Sub-subtenant, for and on behalf of itself and all persons claiming through or under Sub-subtenant (including but not limited to a leasehold mortgagee or a creditor of Sub-subtenant), also waives any and all right of redemption or re-entry or re-possession or to restore the operation of this lease in case Sub-subtenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or re-possession by Sub-sublandlord or in case of any expiration or termination of this lease, subject to the right of a Leasehold Mortgagee to obtain a new lease in strict accordance with the provisions of Section 18.05 hereof. Sub-sublandlord and Sub-subtenant waive and will waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Sub-sublandlord and Sub-subtenant, Sub-subtenant's use or occupancy of said premises, or any claim of injury or damage. The terms "enter", "re-enter", "entry" or "re-entry", as used in this lease are not restricted to their technical legal meaning.

     SECTION 19.06. No failure by Sub-sublandlord to insist upon the strict performance of any covenant, agreement,

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                                       76

term or condition of this lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this lease to be performed or complied with by Sub-subtenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Sub-sublandlord. No waiver of any breach shall affect or alter this lease, but each and every covenant, agreement, term and condition of this lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     SECTION 19.07. In the event of any breach or threatened breach by Sub-subtenant of any of the covenants, agreements, terms or conditions contained in this lease, Sub-sublandlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute, or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this lease.

     SECTION 19.08. Each right and remedy of Sub-sublandlord provided for in this lease shall be cumulative and shall be in addition to every other right or remedy provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Sub-sublandlord of any one or more of the rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Sub-sublandlord of any or all other rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise.

     SECTION 19.09. Interest at the rate of 6% per annum shall accrue upon any rent and all additional rent payable

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                                       77

or to be deposited under this lease during any period while the payment or deposit thereof by Sub-subtenant is delayed.

                                   ARTICLE 20

                               RENEWAL PRIVILEGES

     SECTION 20.01. Subject to the provisions of Sections 20.03 and 20.04 hereof, the term of this lease may, at the option of Sub-subtenant, by written notice to Sub-sublandlord as herein provided, by renewed and extended as follows:

              FIRST RENEWAL TERM--May 29,1976 to December 28, 1987

           SECOND RENEWAL TERM--December 29,1987 to December 28, 2008

            THIRD RENEWAL TERM--December 29,2008 to December 28, 2029

     Any such renewal option shall be exercised by written notice given by Sub-subtenant to Sub-sublandlord at least 24 and not more than 30 months prior to the commencement of the particular renewal term, and (subject to the provisions of Section 20.03 hereof) if such notice shall have so been given and this lease, the Operating Lease, the Mesne Lease and the Ground Lease shall be in effect on the day next preceding the commencement of such renewal term this lease shall thereupon be automatically renewed for such renewal term.

     Each renewal term shall be upon the same terms, covenants and conditions as in this lease provided, except that there shall be no privilege to Sub-subtenant of renewals of the terms of this lease beyond the Third Renewal Term referred to above. Payment of all additional rent and other charges on the part of Sub-subtenant to be made as in this lease provided shall continue to be made during each of

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                                       78

such renewal terms. Any termination of this lease shall terminate any right of renewal hereunder.

     SECTION 20.02. In the event that Sub-subtenant shall fail to exercise its option to renew the term of this lease within the applicable period prescribed in this Article 20 Sub-sublandlord shall give notice thereof to any Leasehold Mortgagee entitled to notice under Section 18.04 hereof and any such Leasehold Mortgagee may (subject to the provisions of Section 20.03 thereof), within 30 days after the giving of such notice, elect that this lease be renewed for the relevant renewal term upon the terms, covenants and conditions and with the same effect as though such option had been exercised by Sub-subtenant as in this
Article 20 provided, except that Sub-subtenant shall not be the lessee in the renewal term and shall have no obligations thereunder and the Leasehold Mortgagee shall deliver to Sub-sublandlord an assumption agreement, executed in recordable form wherein and whereby such Leasehold Mortgagee or its designee shall assume the performance of all the terms, covenants and conditions of this lease as so renewed.

     SECTION 20.03. The attempted exercise by Sub-subtenant or a leasehold mortgagee, as the case may be of any option to renew this lease shall not become effective, nor shall any such renewal term be created if either

               (a) at the time when notice of the exercise of such option shall be given to Sub-sublandlord; or

               (b) on the day next preceding the purported commencement date of the renewal term; or

               (c) during the period of sixty days next preceding the last date on which Sub-sublandlord may notify the Sublessor of exercise of its corresponding privilege of renewing the Operating Lease, an Event of Default hereunder shall have occurred, Sub-subtenant shall have been notified thereof, and such Event

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                                       79

of Default shall not have been cured within the time or times permitted by this lease.

     SECTION 20.04. Sub-sublandlord agrees that if it shall have received a notice of renewal pursuant to this Article, it will at least ninety days before the expiration of the period within which notice of renewal of the Operating Lease may be effectively given, either

               (a) give notice to Sublessor of its election to exercise its corresponding renewal privilege under the Operating Lease, or

               (b) give notice to Sub-subtenant to the effect that Sub-sublandlord does not desire to renew this lease and the Operating Lease.

If Sub-sublandlord shall fail to give the notice to Sublessor referred to in paragraph (a) of this Section, then and in such event (whether or not the notice referred to in paragraph (b) of this Section shall have been given) Sub-subtenant shall be entitled to exercise the rights of renewal provided for in Article 20 of the Operating Lease on behalf and in the name of Sub-sublandlord, and Sub-sublandlord, if so requested, shall execute a written instrument confirming the permission hereby granted and effective as of the expiration of the then current term shall assign the Operating Lease to Sub-subtenant which, pursuant to Section 18.01 thereof, shall assume due performance of the obligations on the Sublessee's part to be performed to the end of the term thereof; provided, however, the Sub-sublandlord shall have no obligation or responsibility to obtain the consent of Landlord to such assignment.

     SECTION 20.05. If Sub-sublandlord shall acquire the interest of the Grand Lessor and/or the Landlord and/or the Sublessor in and to the Demised Premises, Sub-sublandlord, in addition to its rights and obligations hereunder,

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                                       80

shall have the same rights and obligations with respect thereto as the Ground Lessor and/or the Landlord and/or the Sublessor (including without limitation the right to collect the Ground Rent and/or the Net Rent and/or the Basic Rent and Overage Rent) as though the Ground Lease and/or the Mesne Lease and/or the Operating Lease was to continue in full force and effect for the duration of the term of this lease, regardless of whether or not the Ground Lease and/or the Mesne Lease and/or the Operating Lease shall have been terminated by cancellation, merger, or otherwise after such acquisition. If Sub-subtenant shall acquire fee title to the Demised Premises, the Ground Lessor's, the Landlord's or the Sublessor's interest therein, this lease, the Ground Lease and/or the Mesne Lease and/or the Operating Lease shall remain in full force and effect without affecting the obligations of Sub-sublandlord or Sub-subtenant hereunder.

                                   ARTICLE 21

                       INVALIDITY OF PARTICULAR PROVISIONS

     SECTION 21.01. If any term or provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 22

                                     NOTICES

     SECTION 22.01. All notices, demands and requests required under this lease shall be in writing. All such notices, demands and requests shall be deemed to have

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been properly given if served personally, or if sent by United States registered mail, postage prepaid, addressed as hereinafter provided. All such notices, demands and requests mailed to Sub-sublandlord shall be addressed to Sub-sublandlord, c/o Kahr & Spitzer & Howard, at 405 Park Avenue, New York 22,
N. Y., or at such other address in the City and State of New York, as Sub-sublandlord may from time to time designate by written notice to Sub-subtenant. All such notices, demands and requests to Sub-subtenant shall be addressed to Sub-subtenant, attention Harry B. Helmsley, 60 E. 42 Street, New York 17, N. Y., or at such other address as Sub-subtenant may from time to time designate by written notice to Sub-sublandlord.

     SECTION 22.02. Notices, demands and requests which shall be served by registered mail upon Sub-sublandlord or Sub-subtenant in the manner aforesaid, shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed by United States registered mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government in the State of New York. Notices, demands and requests to be served upon Sub-subtenant may be served by the attorney for Sub-sublandlord in Sub-sublandlord's behalf.

                                   ARTICLE 23

                       CONDITION OF AND TITLE TO PROPERTY
                                 QUIET ENJOYMENT

     SECTION 23.01. Sub-subtenant represents and agrees that the Demised Premises, the title thereto, the sidewalks and structures adjoining the same, any subsurface conditions thereof, and the present uses and non-uses thereof, have been examined by Sub-subtenant and that Sub-subtenant accepts the same in the condition or state in which they or any of them now are, without representation or

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warranty, express or implied in fact or by law, by Sub-sublandlord and without recourse to Sub-sublandlord, as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Demised Premises or any part thereof may be put.

     SECTION 23.02. Sub-sublandlord covenants and agrees that Sub-subtenant, upon paying the rent, Basic Rent, Overage Rent, Net Rent, Ground Rent and all other and additional rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this lease on its part to be kept, shall quietly have and enjoy the Demised Premises during the term of this lease without hindrance or molestation by anyone claiming by, or through Sub-sublandlord, subject, however, to the exceptions, reservations and conditions of this lease.

     SECTION 23.03. In case Sub-sublandlord shall assign or otherwise dispose of its interest in the Demised Premises, all liabilities and obligations on the part of Sub-sublandlord under this lease accruing after such assignment or disposal shall terminate upon such assignment or disposal, and thereupon all such liabilities and obligations shall be binding upon the new owner of such interest; provided, however, that any funds held by Sub-sublandlord hereunder in which Sub-subtenant has an interest hereunder (except for such funds as shall have been delivered to Landlord pursuant to the terms of the Mesne Lease, which funds may continue to be held by Landlord) shall be turned over to the new owner of such interest or, to the extent required by Sections 5.05 or 16.10 hereof, to the trustee or trustees provided for in said Sections.

                                   ARTICLE 24

                             EXCAVATION AND SHORING

     SECTION 24.01. If any excavation shall be made or contemplated to be made for building or other purposes upon

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                                       83

property or streets adjacent to or nearby the Demised Premises, Sub-subtenant either.

               (a) shall afford to the person or persons causing or authorized to cause such excavation the right to enter upon the Demised Premises for the purpose of doing such work as such person or persons shall consider to be necessary to preserve any of the walls or structures of the Building from injury or damage and to support the same by proper foundations, or

               (b) shall, at Sub-subtenant's expense (without hereby waiving any claims against the aforesaid person or persons), do or cause to be done all such work as may be necessary to preserve any of the walls or structures of the Building from injury or damages and to support the same by proper foundations.

Sub-subtenant shall not, by reason of any such excavation or work, have any claim against Sub-sublandlord for damages or indemnity or for suspension, diminution, abatement or reduction of rent under this lease.

                                   ARTICLE 25

                                   ARBITRATION

     SECTION 25.01. In any case in which it is provided by the terms of this lease that any matter shall be determined by arbitration (otherwise than pursuant to the Ground Lease), such arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered may be entered in any Court having jurisdiction thereof.

     SECTION 25.02. In the event that any dispute hereunder shall be submitted to arbitration, and if the same subject matters shall also be in dispute between Sublessor and Sub-sublandlord under the Operating Lease and shall have

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                                       84

been submitted to arbitration pursuant to the Operating Lease, the arbitration between Sublessor and Sub-sublandlord and the arbitration between Sub-sublandlord and Sub-subtenant shall be held simultaneously before the same arbitrators, and any decision imposing an obligation or duty upon Sub-sublandlord shall be construed as placing a similar obligation or duty upon Sub-subtenant. In any such arbitration, Sub-sublandlord and Sub-subtenant will cooperate in the selection of the arbitrator or of one of the arbitrators, if there shall be more than one, and in the conduct of the proceeding.

                                   ARTICLE 26

                                  MISCELLANEOUS

     SECTION 26.01. At any time and from time to time, Sub-sublandlord, on at least twenty days' prior written request by Sub-subtenant, and Sub-subtenant, on at least twenty days' prior written request by Sub-sublandlord, will deliver to the party making such request a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid, whether there are any existing set-offs or defense to the rent and all additional rent and other charges due to Sub-sublandlord under this lease, and stating whether or not to the best knowledge of the party executing such certificate the party requesting such statement is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which the executing party may have knowledge.

     SECTION 26.02. The captions of this lease and the table of contents preceding this lease are for convenience and

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                                       85

reference only and in no way define, limit or describe the scope or intent of this lease.

     SECTION 26.03. It is the intention of the parties hereto that the estate acquired hereunder by Sub-subtenant shall not merge with or into any other estate, whether lesser or greater, in the Demised Premises now held or hereafter acquired by said Sub-subtenant or by any disclosed or undisclosed principal of said Sub-subtenant.

     SECTION 26.04. In all cases where the consent or approval of Landlord or Sublessor shall be required under this lease or the Mesne Lease or the Operating Lease, Sub-subtenant shall, prior to performing the act or thing for which such consent or approval is required, furnish Sub-sublandlord with proof reasonably satisfactory to Sub-sublandlord that such consent or approval has been obtained, and no consent or approval by Sub-sublandlord, if required in any case where the consent or approval of Landlord or Sublessor is also required, shall be effective unless and until such proof has been delivered to Sub-sublandlord.

     Wherever under the provisions of the Operating Lease Sub-sublandlord as the Sublessee thereunder shall have any right, claim or cause of action against Sublessor by reason of the failure of Sublessor to carry out any agreement, covenant or undertaking therein made by Sublessor with Sublessee, Sub-subtenant may on at least three days notice to Sub-sublandlord (or on less notice or without notice in case of an emergency or in any other case where three days notice may not be given without substantial prejudice to Sub-subtenant) take such action and institute such proceedings against Sublessor (which may be taken or instituted in the name of Sub-sublandlord, but without expense to Sub-sublandlord) as may be necessary or desirable to enforce performance of, or to recover damages for Sublessor's failure to carry out, such agreement, covenant or undertaking.

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                                       86

     SECTION 26.05. Upon the expiration or earlier termination of this lease, then, unless Sub-sublandlord shall have no further interest in the Demised Premises Sub-subtenant shall deliver to Sub-sublandlord all subleases, lease files, plans and all other documents in the possession of Sub-subtenant or its managing agent which may be required for the operation and management of the Demised Premises, together with all prepaid subrents and all security deposits. This provision shall survive any such expiration or termination of this lease, and Sub-sublandlord and Sub-subtenant agree that Sub-sublandlord will suffer irreparable injury in the event of violation of this provision, and that Sub-sublandlord shall be entitled to a mandatory injunction (including a temporary mandatory injunction, pendente lite) to enforce the provisions hereof.

     SECTION 26.06. Without hereby limiting the effect of applicability of any specific provision of this lease of like or similar import, whenever under any provision of this lease expressly providing or requiring that a consent or approval shall not be unreasonably withheld, or that an act, forbearance, quantity, amount, sum of money, value, time limit or any other matter or thing shall be reasonable (or shall not be unreasonable) a dispute or disagreement shall arise between Sub-sublandlord and Sub-subtenant as to whether or not the withholding of the consent or approval in question is unreasonable or as to whether or not the act, forbearance, quantity, amount, sum of money, value, time limit or other matter or thing in question is reasonable (or not unreasonable) such dispute or disagreement shall be settled by arbitration as provided in
Article 25 hereof.

     SECTION 26.07. This lease shall be construed and enforced in accordance with the laws of the State of New York.

     SECTION 26.08. The covenants and agreements herein contained shall bind and inure to the benefit of Sub-sublandlord,

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                                       87

its successors and assigns, and Sub-subtenant, his legal representatives, successors and assigns, except as otherwise provided herein.

     IN WITNESS WHEREOF, Sub-sublandlord and Sub-subtenant have duly executed this lease the day and year first above written.

                                               PRECISION DYNAMICS CORPORATION

                                               By /s/ [ILLEGIBLE]
                                                  -----------------------------
                                                     Assistant Vice-President

                                                  /s/ Harry B. Helmsley
                                                  -----------------------------
                                                       HARRY B. HELMSLEY,
                                                         d/b/a Graybar
                                                       Building Company

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                                       88

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

     On the 24th day of June, 1964, before me personally came Louis Feil, to me known, who, being by me duly sworn, did depose and say that he resides at 55 [ILLEGIBLE] Rockville Centre, New York; that he is an Assistant Vice-President of PRECISION DYNAMICS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                    [ILLEGIBLE]
                                                      [SEAL]

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )

     On the 15th day of June, 1964, before me personally came Harry B. Helmsley, to me known to be the individual described in, and who executed the foregoing instrument, and acknowledged that he executed the same.

                                                    [ILLEGIBLE]
                                                      [SEAL]

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                                       89

                                   SCHEDULE A

                          DESCRIPTION OF GRANT OF TERM

     The term "GRANT OF TERM" shall mean the instrument made by and between The New York Central Railroad Company (hereinafter in this Schedule and Schedule B hereto called the "Railroad Company") and New York State Realty and Terminal Company (hereinafter in this Schedule and Schedule B hereto called the "Realty Company"), dated July 30, 1925, and recorded in the Office of the Register of the County of New York (now the Office of the Register of the City of New York in the County of New York) on September 12, 1925, in Liber 3505 of Conveyances, at Page 347

     (a) as the same may have been modified by agreements dated October 21, 1927, and November 2, 1938, and recorded in said Register's Office in Liber 3672 of Conveyances at Page 388 and Liber 4278 of Conveyances at Page 217 respectively

     (b) as the same was amended, modified and extended by instruments dated April 12, 1944, and recorded in said Register's Office on May 26, 1944, in Liber 4287 of Convelances, at Page 201, and dated September 28, 1953, and recorded in said Register's Office on October 9, 1953, in Liber 4854 of Conveyances, at Page 370; and

     (c) as the same was amended, modified and extended by instrument dated December 30, 1957, and recorded in said Register's Office on December 31, 1957, in Liber 5024 of Conveyances, at Page 325.

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                                       90

                                   SCHEDULE B

                           DESCRIPTION OF GROUND LEASE

     The term "GROUND LEASE" shall mean the instrument made between the Realty Company, as Lessor, and Eastern Offices, Inc., as Lessee, dated July 30, 1925, and recorded in said Register's Office on September 12, 1925, in Liber 3496 of Conveyances, at Page 183

     (a) as the same was modified by agreements dated respectively October 21, 1927, June 19, 1928, and November 2, 1938, and recorded respectively in said Register's Office in Liber 3672 of Conveyances, at Page 388, Liber 3901 of Conveyances, at Page 228, and Liber 4278 of Conveyances, at Page 217,

     (b) as the same was further modified and renewed by agreement dated April 5, 1944, and supplemental agreement dated April 12, 1944, and recorded in said Register's Office on May 26, 1944, in Liber 4287 of Conveyances, at Pages 208 and 195, respectively,

     (c) as further modified by agreement dated July 20, 1950, and recorded in said Register's Office on August 1, 1950, in Liber 5174 of Conveyances, at Page 265,

     (d) as the same was further amended and the term thereof revised and extended by Modified Agreement of Lease made as of January 1, 1953, and recorded in said Register's Office on October 9, 1953, in Liber 4854 of Conveyances, at Page 307,

     (e) as the same was further modified, and the term thereof revised and extended, by Modified Agreement of Lease dated December 30, 1957, and recorded in said Register's Office on December 31, 1957, in Liber 5024 of Conveyances, at Page 251; and

     (f) the Lessee's interest in which lease was, after mesne assignments, thereof, assigned to and is now held by Metropolitan Life Insurance Company by agreement dated December 30, 1957, and recorded in said Register's Office on December 31, 1957, in Liber 5024 of Conveyances, at Page 613.

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                                       91

                                   SCHEDULE C

                           DESCRIPTION OF MESNE LEASE

     The term "Mesne Lease" shall mean the instrument made between Webb & Knapp, Inc. and Graysler Corporation, as Landlord, and Mary F. Finnegan, as Tenant, dated December 30, 1957, and recorded in said Register's office on December 31, 1957 in Liber 5024 of Conveyances at Page 430, which lease was corrected and amended by Agreement dated February 27, 1958 between Metropolitan Life Insurance Company, Lawrence A. Wien, Webb & Knapp, Inc. and Graysler Corporation and recorded in said Register's office on March 11, 1958, in Liber 5032 of Conveyances at Page 430, the Tenant's interest in which lease was, after a mesne assignment, assigned to and is now held by Graybar Building Associates by assignment dated April 30, 1958 and recorded in said Register's office on April 30, 1958 in Liber 5036 of Conveyances, at Page 569, which lease was further amended by agreement dated as of June 1, 1964, between Metropolitan Life Insurance Company, Graybar Building Associates and Precision Dynamics Corporation intended to be recorded in said Register's Office simultaneously herewith.

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                                       92

                                   SCHEDULE D

                         DESCRIPTION OF OPERATING LEASE

     The term "Operating Lease" shall mean the instrument made between Mary F. Finnegan, as Sublessor and Rose Iacovone, as Sublessee, dated December 30, 1957 and recorded in said Register's office on December 31, 1957 in Liber 5024 of Conveyances at Page 523, which lease was corrected and amended by Agreement dated February 27, 1958 between Metropolitan Life Insurance Company, Lawrence A. Wien, Webb & Knapp, Inc. and Graysler Corporation and recorded in said Register's office on March 11, 1958, in Liber 5032 of Conveyances at Page 430, the Sublessee's interest in which lease was, after mesne assignments thereof assigned to and is now held by Precision Dynamics Corporation, which lease was further amended by agreement dated as of June 1, 1964, between Metropolitan Life Insurance Company, Graybar Building Associates and said Precision Dynamics Corporation intended to be recorded in said Register's Office simultaneously herewith.